                                                                    EXHIBIT 10.1

                                                               EXECUTION VERSION
--------------------------------------------------------------------------------

                   AMENDED AND RESTATED DISBURSEMENT AGREEMENT

                          DATED AS OF OCTOBER 10, 2003

                                      AMONG

                         INDIANTOWN COGENERATION, L.P.,

                  INDIANTOWN COGENERATION FUNDING CORPORATION,

                              THE BANK OF NEW YORK,

                             AS TAX EXEMPT TRUSTEE,

                              THE BANK OF NEW YORK,

                                   AS TRUSTEE,

                        CREDIT LYONNAIS NEW YORK BRANCH,
                 AS AGENT BANK UNDER THE REIMBURSEMENT AGREEMENT

                        CREDIT LYONNAIS NEW YORK BRANCH,
                AS AGENT BANK UNDER THE WORKING CAPITAL FACILITY,

                        CREDIT LYONNAIS NEW YORK BRANCH,
    AS AGENT BANK UNDER THE DEBT SERVICE RESERVE LOC REIMBURSEMENT AGREEMENT,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              AS COLLATERAL AGENT,

                 MARTIN COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY,

                                       AND

                              THE BANK OF NEW YORK,
                              AS DISBURSEMENT AGENT

                   ------------------------------------------

                         INDIANTOWN COGENERATION PROJECT
                             MARTIN COUNTY, FLORIDA

--------------------------------------------------------------------------------

                                                                    EXHIBIT 10.1

                                TABLE OF CONTENTS

ARTICLE I. DEFINITIONS; INTERPRETATION............................................................................      2

         Section 1.1       Definitions: Interpretation............................................................      2

ARTICLE II. APPOINTMENT OF DISBURSEMENT AGENT; ESTABLISHMENT OF FUNDS AND ACCOUNTS................................      5

         Section 2.1       Appointment of Disbursement Agent......................................................      5

ARTICLE III. COLLECTION AND APPLICATION OF PROJECT REVENUES.......................................................      6

         Section 3.1       Collection of Project Revenues.........................................................      6
         Section 3.2       Payments Into Construction Account: Payments Into Qualifying Cost Subaccount...........      6
         Section 3.3       Payments Into Securities Construction Interest Account and Tax-Exempt Bond
                           Construction Interest Fund.............................................................      7
         Section 3.4       Application of Monies in Construction Account and Qualifying Cost Subaccount...........      8
         Section 3.5       Completion of the Facility: Payments into Completion Account...........................     15
         Section 3.6       Payments Into LOC Reimbursement Fund; Application of Monies in LOC
                           Reimbursement Fund; Payments Into Debt Service Reserve LOC Reimbursement Fund;
                           Application of Monies in Debt Service Reserve LOC Reimbursement Fund...................     15
         Section 3.7       Application of Monies in Restoration Account...........................................     16
         Section 3.8       Application of Monies in Partnership Distribution Account..............................     18
         Section 3.9       Payments into Subordinated Debt Account................................................     19
         Section 3.10      Application of Monies in the Revenue Account...........................................     19
         Section 3.11      Monies to be Held in Trust.............................................................     26
         Section 3.12      Application of Buy-Down Amounts........................................................     28
         Section 3.13      Application of Accounts and Monies Following a Trigger Event...........................     28
         Section 3.14      Debt Service Reserve Account and Tax Exempt Debt Service Reserve Account...............     29
         Section 3.15      Debt Acquisition Account...............................................................     34
         Section 3.16      Monthly Reports by Disbursement Agent..................................................     35
         Section 3.17      Special Payments.......................................................................     35

ARTICLE IV. COLLATERALIZATION OF LETTERS OF CREDIT................................................................     35

         Section 4.1       FPL Termination Fee Letter of Credit...................................................     35
         Section 4.2       ESA Letter of Credit...................................................................     37
         Section 4.3       Fuel Supply Coverage Event.............................................................     37
         Section 4.4       Replacement of Performance Letters of Credit...........................................     39

ARTICLE V. INVESTMENTS............................................................................................     39

         Section 5.1       Investment of Monies...................................................................     39

                                                                    EXHIBIT 10.1

         Section 5.2       Valuation and Sale of Investments......................................................     40

ARTICLE VI. THE DISBURSEMENT AGENT................................................................................     41

         Section 6.1       Actions Hereunder......................................................................     41
         Section 6.2       Compensation...........................................................................     42
         Section 6.3       Successors.............................................................................     42
         Section 6.4       Resignation............................................................................     42
         Section 6.5       Appointment of Successor...............................................................     42
         Section 6.6       Indemnification........................................................................     43

ARTICLE VII. TERMINATION..........................................................................................     43

         Section 7.1       Termination............................................................................     43

ARTICLE VIII. GENERAL PROVISIONS..................................................................................     43

         Section 8.1       Severability...........................................................................     43
         Section 8.2       Separate Counterparts..................................................................     43
         Section 8.3       Benefit of Agreement...................................................................     44
         Section 8.4       Amendments, Waivers, etc...............................................................     44
         Section 8.5       Headings: Table of Contents............................................................     44
         Section 8.6       Governing Law..........................................................................     44
         Section 8.7       Notices................................................................................     44
         Section 8.8       Nonrecourse Liability..................................................................     45
         Section 8.9       Termination of Existing Providers......................................................     45

EXHIBITS

Exhibit A         Form of Requisition
Exhibit B         Form of Independent Engineer Certificate
Exhibit C         Form of Restoration Account Requisition
Exhibit D         Form of Transfer Certificate

                   AMENDED AND RESTATED DISBURSEMENT AGREEMENT

                  This AMENDED AND RESTATED DISBURSEMENT AGREEMENT (this "Disbursement Agreement"), dated as of October 10, 2003, amends and restates the Original Disbursement Agreement (as defined below), and is entered into by and among INDIANTOWN COGENERATION, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the "Partnership"), INDIANTOWN COGENERATION FUNDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), THE BANK OF NEW YORK (as successor trustee to NationsBank of Florida, N.A.), as Trustee under the Amended and Restated Indenture of Trust (the "Tax Exempt Trustee"), MARTIN COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, as Issuer of the Tax Exempt Bonds (the "IDA"), THE BANK OF NEW YORK (as successor trustee to NationsBank of Florida, N.A.), as Trustee under the Trust Indenture (the "Trustee"), CREDIT LYONNAIS NEW YORK BRANCH as agent bank (together with its successors, assigns and replacements in such capacity, the "Debt Service Reserve Letter of Credit Provider") under the Debt Service Reserve LOC Reimbursement Agreement, CREDIT LYONNAIS NEW YORK BRANCH as agent bank (together with its successors, assigns and replacements in such capacity, the "LOC Provider") under the Reimbursement Agreement, CREDIT LYONNAIS NEW YORK BRANCH as agent bank (together with its successors, assigns and replacements in such capacity, the "Working Capital Provider") under the Working Capital Facility (the Tax Exempt Trustee, the IDA, the Trustee, the Debt Service Reserve Letter of Credit Provider, the LOC Provider, and the Working Capital Provider collectively, the "Senior Secured Parties"), DEUTSCHE BANK TRUST COMPANY AMERICAS (as successor collateral agent to Bankers Trust Company), as Collateral Agent under the Collateral Agency and Intercreditor Agreement (the "Collateral Agent") and THE BANK OF NEW YORK (as successor disbursement agent to NationsBank of Florida, N.A.), as Disbursement Agent (the "Disbursement Agent").

                                    RECITALS:

                  WHEREAS, the parties hereto wish to amend and restate that certain Disbursement Agreement, dated as of November 1, 1994, among the Partnership, the Company, and the other parties thereto (the "Original Disbursement Agreement") in connection with the refinancing or replacement, as applicable, of the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement, and the Working Capital Facility (each as defined in the Original Disbursement Agreement).

                  WHEREAS, the Partnership and the Company have agreed to deposit all Project Revenues for disbursement pursuant to this Disbursement Agreement.

                  WHEREAS, the Disbursement Agent is willing to act as depository hereunder as security agent for (i) in respect of the Accounts, the Senior Secured Parties (ii) in respect of the LOC Provider Funds, the LOC Provider, (iii) in respect of the Debt Service Reserve Account, the Trustee,
(iv) in respect of the Tax Exempt Debt Service Reserve Account and the Qualifying Cost Subaccount, the Tax Exempt Trustee, (v) in respect of the Debt Service Reserve Letter of Credit, the Trustee and the Tax Exempt Trustee and
(vi) in respect of the DSR LOC Provider Funds, the Debt Service Reserve Letter of Credit Provider and to hold and disburse the monies deposited hereunder in accordance with the terms of this Disbursement Agreement, including without limitation, to transfer monies in the Accounts to the Collateral Agent as specified in Section 3.13 of this Disbursement Agreement.

                  WHEREAS, pursuant to the Security Agreement, the Partnership has, among other things, pledged its interest in the Accounts established hereunder to the Disbursement Agent on behalf of the Senior Secured Parties as security for the obligations of the Partnership referred to therein.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                           DEFINITIONS; INTERPRETATION

                  Section 1.1       Definitions: Interpretation. (a) Except
as otherwise expressly provided herein, capitalized terms used in this Disbursement Agreement shall have their respective meanings given them in that certain Trust Indenture, dated as of November 1, 1994, and supplemented by that certain Third Supplemental Indenture, dated on or about October 10, 2003, among the Partnership, the Company, and the Trustee (collectively, the "Indenture"), in the form of such terms as they exist on the date of, and after giving effect to, such Third Supplemental Indenture; provided, however, that defined terms from the Indenture that have been added or amended subsequent to the date of such Second Supplemental Indenture shall have such added or amended meanings herein upon compliance with the amendment provisions of Section 8.4 hereof. Unless otherwise indicated, references in this Disbursement Agreement to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to Sections, subsections and paragraphs in, and Schedules, Appendices and Exhibits to, this Disbursement Agreement. (b) "DSR LOC Issuing Bank" as used in this Disbursement Agreement shall mean any bank or financial institution from time to time issuing any Debt Service Reserve Letter of Credit.

                  (c) "Engineering Advisor" as used in this Disbursement Agreement shall mean Energy & Environmental Engineering.

                  (d) "FPUC" as used in this Disbursement Agreement shall mean the Florida Public Utilities Commission.

                  (e) "Fuel Amendments" as used in this Disbursement Agreement shall mean amendments or other agreements between (i) FPL and the Partnership with respect to the fuel price index set forth in Appendix I of the Power Purchase Agreement (the "PPA Amendment") and (ii) the Project's fuel supplier and the Partnership with respect to fuel price indexation and entered into in respect of the amendment or other agreement contemplated by the foregoing clause
(i); provided that the "Fuel Amendments" shall not include any amendments or modifications of, or other agreements with respect to, fuel supply or the Power Purchase Agreement unless directly related to the provisions specified in the foregoing clauses (i) and (ii), whether or not set forth in the same document or instrument.

                  (f) "Fuel Supply Coverage Event" as used in this Disbursement Agreement shall mean the occurrence of any of the following: (i) on the Fuel Supply Coverage Test Date, the projected average annual Senior Coverage Ratio for each calendar year from and including the calendar year in which the Fuel Supply Coverage Test Date occurs through and including the calendar year ending December 31, 2015, based on the Pro Forma Model adjusted only to give effect to the Fuel Amendments, and confirmed by the Engineering Advisor, is less than 1.30 to 1, (ii) as of February 1, 2004, the failure of any party to the Fuel Amendments to have executed the Fuel Amendments; (iii) as of June 1, 2004, the failure of the Partnership to have (A) certified in writing to the LOC Provider and the Debt Service Reserve Letter of Credit Provider that FPUC approval of the PPA Amendment is not required or (B) obtained FPUC's approval of the PPA Amendment; or (iv) an Indexation Event.

                  (g) "Fuel Supply Coverage Test Date" as used in this Disbursement Agreement shall mean the first Business Day to occur after both (i) the execution by all parties thereto of the Fuel Amendments, and (ii) (A) the delivery by the Partnership to the Debt Service Reserve Letter of Credit Provider and the LOC Provider of a written certificate stating that FPUC approval of the PPA Amendment is not required or (B) if required, receipt of approval of FPUC with respect to the PPA Amendment; provided, however, that if each of (i) and (ii) above is satisfied on or before December 15, 2003, the Fuel Supply Coverage Test Date shall occur on December 16, 2003; provided further, that the approval of the FPUC shall be deemed to be required as of any date unless the Partnership has certified in writing as of such date to the Debt Service Reserve Letter of Credit Provider and the LOC Provider that such approval is not required.

                  (h) "Fuel Supply Release Event" as used in this Disbursement Agreement shall mean:

                           (i) with respect to any Fuel Supply Coverage Event that is not an Indexation Event or a Non-Delivery Event, as of any Interest Payment Date after the occurrence of such Fuel Supply Coverage Event, the occurrence of both of the following: (a) the Senior Debt Service Coverage Ratio for the semi-annual period ended on such Interest Payment Date is equal to or greater than 1.35 to 1 and (b) the projected average annual Senior Coverage Ratio for each calendar year from and including the calendar year in which such Interest Payment Date occurs through and including the calendar year ending December 31, 2015, based on the Pro Forma Model adjusted to give effect to the Fuel Amendments (which shall have been executed and, in the case of the PPA Amendment, have received FPUC Approval if required) and as otherwise deemed appropriate in the reasonable discretion of the Partnership (as confirmed by the Engineering Advisor), is equal to or greater than 1.35 to 1;

                           (ii) with respect to any Indexation Event, as of any Interest Payment Date after the occurrence of such Indexation Event, the occurrence of both of the following: (A) the average of the Total Debt Service Coverage Ratios determined as of such Interest Payment Date and as of the immediately preceding Interest Payment Date is equal to or greater than 1.30 to 1 and (B) the average of the Total Debt Service Coverage Ratios determined as of such Interest Payment Date and as projected by the Partnership for the immediately succeeding Interest Payment Date is equal to or greater than 1.30 to 1; or

                           (iii) with respect to any Non-Delivery Event, on the Fuel Supply Coverage Test Date, the projected average annual Senior Coverage Ratio for each calendar year from and including the calendar year in which the Fuel Supply Coverage Test Date occurs through and including the calendar year ending December 31, 2015, based on the Pro Forma Model adjusted only to give effect to the Fuel Amendments and confirmed by the Engineering Advisor, is equal to or greater than 1.30 to 1.

                  (i) "Indexation Event" as used in this Disbursement Agreement shall mean, as of any Interest Payment Date, the occurrence of all of the following: (i)(A) the average price paid by the Partnership for coal free-on-board ("FOB") mine for the six-month period immediately preceding such Interest Payment Date exceeds by more than ten Dollars ($10.00) per ton the average adjusted amount of the FOB mine coal price component of the Unit Energy Cost determined pursuant to the PPA during such six-month period or (B) the Partnership shall have failed to certify in writing to the Engineering Advisor's reasonable satisfaction (as evidenced by the Engineering Advisor's written acknowledgment of such satisfaction), within five (5) Business Days after the execution of the Fuel Amendments, that the fuel price index set forth in Appendix I of the Power Purchase Agreement is not substantially dissimilar to the coal price indexation mechanism determined pursuant to the Project's fuel supply agreement (it being acknowledged and agreed that the Partnership shall only be required to deliver such certificate once); and (ii)(A) the average of the Total Debt Service Coverage Ratios determined as of such Interest Payment Date and as of the immediately preceding Interest Payment Date is less than 1.30 to 1 or (B) the average of the Total Debt Service Coverage Ratios determined as of such Interest Payment Date and as projected by the Partnership for the immediately succeeding Interest Payment Date is less than 1.30 to 1; provided, however, that with respect to the Interest Payment Date occuring on December 15, 2003, the occurrence of an Indexation Event shall be determined without reference to the foregoing clause (ii)(A).

                  (j) "LDC" as used in this Disbursement Agreement shall mean Louis Dreyfus Citrus, Inc., assignee of Caulkins Indiantown Citrus Co. with respect to the Energy Services Agreement, and its permitted successors and assigns.

                  (k) "LOC Issuing Bank" as used in this Disbursement Agreement shall mean any bank or financial institution from time to time issuing any Letter of Credit under the Reimbursement Agreement.

                  (l) "Non-Delivery Event" shall mean the occurrence of an event specified in clause (ii) or (iii) of the definition of Fuel Supply Coverage Event.

                  (m) "Original Disbursement Agreement" shall have the meaning ascribed thereto in the first recital.

                  (n) "PPA Amendment" shall have the meaning ascribed thereto in the definition of "Fuel Amendments."

                  (o) "Pro Forma Model" as used in this Disbursement Agreement shall mean the pro forma model provided by the Partnership to the LOC Provider and the Debt Service Reserve

Letter of Credit Provider on or about the date of this Amended and Restated Disbursement Agreement.

                  (p) "Senior Coverage Ratio" as used in this Disbursement Agreement shall mean, for any calendar year, the ratio of (i) Project Revenues (other than revenues specified in clause (iv) of the definition thereof) for such year minus Operation and Maintenance Costs for such year to (ii) aggregate Scheduled Senior Debt Service due and payable during such year.

                                   ARTICLE II.
                APPOINTMENT OF DISBURSEMENT AGENT; ESTABLISHMENT
                              OF FUNDS AND ACCOUNTS

                  Section 2.1       Appointment of Disbursement Agent:
Establishment of Accounts: Establishment of LOC Provider Funds: Establishment of DSR Provider Funds.

                  (a) The Disbursement Agent is hereby appointed and shall be security agent for the Senior Secured Parties for all Project Revenues and all other revenues, receipts, monies, proceeds and other sums derived in any manner from or constituting the Collateral, pending application as hereinafter provided. The following accounts (the "Accounts") are hereby established and shall be held by the Disbursement Agent:

                           (i)      Construction Account;

                           (ii)     Completion Account;

                           (iii)    Restoration Account;

                           (iv)     Revenue Account;

                           (v)      Subordinated Debt Account;

                           (vi)     Partnership Distribution Account; and

                           (vii)    Debt Acquisition Account.

                  The following account is hereby established and shall be held by the Disbursement Agent as security agent for the Tax Exempt Trustee (acting on behalf of the holders of the Tax Exempt Bonds) and for the benefit of no other Senior Secured Party, which account shall be funded by proceeds from the sale of the Tax Exempt Bonds as provided for herein:

                           (i)      Qualifying Cost Subaccount.

                  (b) The Disbursement Agent is hereby confirmed by the LOC Provider and shall remain the depository, as security agent for the LOC Provider, and for the benefit of no other Senior Secured Party, for all revenues, monies or proceeds deposited and held in the following accounts (the "LOC Provider Funds") which have been or are hereby, as the case may be, established and shall be held by the Disbursement Agent on behalf of the LOC Provider.

                           (i)      LOC Reimbursement Fund;

                           (ii)     Termination LOC Collateralization Fund;

                           (iii)    ESA LOC Collateralization Fund; and

                           (iv)     QF LOC Collateralization Fund.

                  (c) The Disbursement Agent is hereby confirmed by the Debt Service Reserve Letter of Credit Provider and shall remain the depository, as security agent for the Debt Service Reserve Letter of Credit Provider, and for the benefit of no other Senior Secured Party, for all revenues, monies or proceeds deposited and held in the following accounts (the "DSR LOC Provider Funds") which have been or are hereby, as the case may be, established and shall be held by the Disbursement Agent on behalf of the Debt Service Reserve Letter of Credit Provider:

                           (i)      Debt Service Reserve LOC Reimbursement Fund;
         and

                           (ii)     DSR LOC Collateralization Fund.

                                  ARTICLE III.
                 COLLECTION AND APPLICATION OF PROJECT REVENUES

                  Section 3.1 Collection of Project Revenues. The Partnership and the Company will arrange for the direct payment to the Disbursement Agent of all Project Revenues, and to the extent any such Project Revenues are at any time received by the Partnership or the Company, the Partnership or the Company will hold all such revenues and other such amounts in trust for the Disbursement Agent on behalf of the Senior Secured Parties and will transfer to the Disbursement Agent for deposit of such Project Revenues (i) prior to the Completion Date, in the Construction Account and (ii) on or after the Completion Date, in the Revenue Account in each case as soon as reasonably practical but no later than three (3) Business Days after receipt thereof (duly endorsed, if necessary, to the Disbursement Agent). Without limiting the generality of the foregoing, the Partnership and the Company will cause FPL and LDC to pay directly to the Disbursement Agent for deposit in the Revenue Account all amounts payable to the Partnership under the Power Purchase Agreement and the Energy Services Agreement. Notwithstanding the foregoing, prior to the Completion Date all Project Revenues (including payments received under the Power Purchase Agreement and the Energy Services Agreement) shall be paid to the Disbursement Agent for deposit in the Construction Account.

                  Section 3.2 Payments Into Construction Account: Payments Into Qualifying Cost Subaccount. The Construction Account and the Qualifying Cost Subaccount (but only with respect to monies to be deposited pursuant to clauses (iv), (v), and (vi)) shall be funded (i) on the Closing Date, with the net proceeds of the Securities other than those proceeds (A) transferred pursuant to Section 3.3 to the Trustee for deposit in the Securities Construction Interest Account under the Indenture and (B) transferred pursuant to Section 3.15 to the Debt Acquisition Account; (ii) from time to time, with process of any Equity Bridge Loan, provided, however, that if an Equity Contribution Date has occurred, proceeds of the Equity Contribution received pursuant to the Equity Contribution Agreement or the GE Capital Guaranty Agreement, as the case may be, shall be applied as set forth in Section 3.4(d) of this Disbursement

Agreement; (iii) from time to time, with proceeds of any Equity Contribution as and when specified in Section 3.4(d) of this Disbursement Agreement; (iv) on the Closing Date, with the net proceeds of the Series 1994A Bonds other than (A) those proceeds necessary to refund the Series 1992A Bonds and the Series 1992B Bonds, (B) those proceeds transferred pursuant to Section 3.3 to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Construction Interest Fund under the Tax Exempt Indenture and (C) those proceeds transferred to the Tax Exempt Debt Service Reserve Account pursuant to Section 3.14(e); (v) upon the sale of the Series 1994B Bonds, with the net proceeds of such Series 1994B Bonds other than those proceeds (A) transferred pursuant to Section 3.3 to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Construction Interest Fund under the Tax Exempt Indenture and (B) transferred to the Tax Exempt Debt Service Reserve Account pursuant to Section 3.14(e); (vi) on the Closing Date, with those proceeds of the Series 1992A Bonds and Series 1992B Bonds transferred by Citibank, N.A., as the "Paying Agent" under that certain Indenture of Trust dated as of January 1, 1993 among the IDA and NationsBank of Virginia, N.A., as "Trustee" thereunder other than (A) those proceeds transferred pursuant to
Section 3.3 to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Construction Interest Fund under the Tax Exempt Indenture and (B) those proceeds transferred to the Tax Exempt Debt Service Reserve Account pursuant to Section 3.14(e); (vii) prior to the Completion Date, with all Project Revenues and
(viii) those proceeds transferred by Credit Suisse from that certain "Indiantown Swap Settlement Account (Account No. 33361107)" held by Credit Suisse. Thereafter, those monies shall be held on deposit in the Construction Account and the Qualifying Cost Subaccount by the Disbursement Agent for disbursement in accordance with the terms of this Disbursement Agreement. The balance of all proceeds of the Tax Exempt Bonds and the Series 1992A Bonds and the Series 1992B Bonds transferred to the Disbursement Agent for deposit pursuant to this Section
3.2 shall be segregated by the Disbursement Agent and held by the Disbursement Agent in the Qualifying Cost Subaccount.

                  Section 3.3 Payments Into Securities Construction Interest Account and Tax-Exempt Bond Construction Interest Fund. (a) On the Closing Date, the Disbursement Agent shall transfer to the Trustee for deposit in the Securities Construction Interest Account under the Indenture proceeds of the Securities in an amount equal to the Construction Interest Requirement in respect of the Securities. On the Closing Date, the Disbursement Agent shall transfer to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Construction Interest Fund proceeds of the Series 1992A Bonds and the Series 1992B Bonds or the Tax Exempt Bonds in an amount equal to the Construction Interest Requirement in respect of the Series 1994A Bonds. From time to time upon the sale of the Series 1994B Bonds, the Disbursement Agent shall transfer to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Construction Interest Fund proceeds of the Tax Exempt Bonds in an amount equal to the Construction Interest Requirement in respect of the Series 1994B Bonds so sold. On the Closing Date, the Partnership shall specify to the Disbursement Agent in writing the Construction Interest Requirement in respect of the Securities and the Series 1994A Bonds. From time to time upon the sale of the Series 1994B Bonds, the Partnership shall specify to the Disbursement Agent in writing the Construction Interest Requirement in respect of the Series 1994B Bonds. From time to time prior to the Completion Date, the Partnership shall direct the Disbursement Agent to transfer monies from the Construction Account and/or the Qualifying Cost Subaccount to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Construction Interest Fund (to the extent monies already on deposit therein are insufficient for such purpose) for application to the payment of interest becoming due on the next succeeding Interest Payment Date on the Tax Exempt Bonds in accordance with the Tax Exempt Indenture. From time to time prior to the Completion Date, the Partnership shall direct the Disbursement Agent to transfer monies from the Construction Account to the Trustee for deposit in the Securities Construction Interest Fund (to the extent monies already on deposit therein are insufficient for such purpose) for application to the payment of interest becoming due on the next succeeding Interest Payment Date on the Securities in accordance with the Indenture.

                  (b) From time to time and within five (5) Business Days of receipt, the Disbursement Agent shall transfer the proceeds of any Delay Damages paid by the Contractor, first, to the Debt Service Reserve Letter of Credit Provider, an amount equal to the principal of and interest on each Debt Service Reserve LOC Loan resulting from a drawing on the Debt Service Reserve Letter of Credit during the period of time commencing on the Commercial Operation Date and terminating on the Substantial Completion Date and then, second, ratably (based on the amount owing the recipients), to (i) the Trustee for deposit in the Securities Construction Interest Account under the Indenture an amount equal to the amount by which accrued but unpaid interest exceeds the amount transferred to such Person pursuant to Section 3.3(a) and (ii) the Tax Exempt Trustee for deposit in the Tax Exempt Bond Construction Interest Fund under the Tax Exempt Indenture an amount equal to the amount by which accrued but unpaid interest exceeds the amount transferred to such Person pursuant to Section 3.3(a). Any proceeds of Delay Damages remaining after giving effect to the transfers specified in this Section 3.3(b) shall be transferred by the Disbursement Agent to the Revenue Account for application in accordance with Section 3.10 of this Disbursement Agreement.

                  Section 3.4 Application of Monies in Construction Account and Qualifying Cost Subaccount. (a) The Disbursement Agent shall apply the amounts in the Construction Account to the payment, or reimbursement to the extent the same have been paid or satisfied by the Partnership, of Project Costs.

                  (b) The Disbursement Agent is hereby authorized to disburse from the Construction Account the amount required to pay Project Costs as specified in Section 3.4(a) hereof. The Disbursement Agent is hereby authorized and directed to issue its checks or transfer funds electronically for each disbursement from the Construction Account, upon receipt of (i) a requisition in substantially the form of Exhibit A hereto submitted to the Disbursement Agent, signed by an Authorized Representative of the Partnership and (ii) a certificate of the Independent Engineer in the form of Exhibit B hereto, which such certificate shall not be unreasonably withheld or delayed. Each requisition shall be submitted to the Disbursement Agent, with a copy to the Independent Engineer, at least five (5) Business Days prior to the day on which the disbursement is desired. Contemporaneously with the submission to the Disbursement Agent of a requisition under this Section 3.4, the Partnership shall also submit such requisition to the Equity Lender (addressed to the Equity Lender) and request the Equity Lender to wire transfer the amount of the Equity Loan requested on the date specified in such requisition to the Disbursement Agent for deposit in the Construction Account and for application by the Disbursement Agent in accordance with the terms hereof. The Disbursement Agent shall be entitled to rely on all certifications and statements in such requisitions. Each requisition submitted by the Partnership shall include the following:

                           (i) a certification that the proceeds thereof will be used solely to pay Project Costs;

                           (ii) a certification that work performed to date has been satisfactorily performed in a good and workmanlike manner and according to the Construction Contract;

                           (iii) a statement that undisbursed funds in the Construction Account, together with funds available from the Equity Loan Agreement or other available sources, are reasonably expected to be sufficient to complete the Facility according to the Construction Contract by the Date Certain;

                           (iv) a statement that no Event of Default under the Indenture has occurred and is continuing;

                           (v) a statement that all proceeds of prior requisitions have been expended or applied pursuant to provisions of the Indenture and the Approved Project Construction Budget and that the items for which amounts are requested in the subject requisition have not been the basis for a previous requisition;

                           (vi) a certification that required insurance, material Governmental Approvals, and necessary Project Contracts are in full force and effect;

                           (vii) a certification that the representations set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7 and 3.9 of the
         Indenture (including the same as incorporated with modifications into the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement and the Working Capital Facility) are true and correct in all material respects.

In the event that the Partnership cannot satisfy clause (i) above, the Disbursement Agent shall not release monies from the Construction Account in respect of such requisition, until such clause is satisfied.

In the event the Disbursement Agent receives a requisition confirmed by the Independent Engineer, in which the Partnership (x) expressly specifies and identifies the failure, and the causes for the failure, to satisfy certain requirements of such requisition (which such failed requirements may include, among others, the certifications that there are sufficient funds available to complete the Facility by the Date Certain, no default under the Indenture has occurred and is continuing, and that the Partnership's representations referred to in clause (vii) above ate true and correct in all material respects) and (y) certifies that (1) there exists no Bankruptcy Event in respect of the Partnership or the Company, (2) the proceeds of the disbursement requested under such requisition will be used solely to pay Project Costs in accordance with the Indenture and (3) each of the Construction Contract, the Operating Agreement, the Power Purchase Agreement, required insurance policies and material Governmental Approvals needed for construction of the Facility is in full force and effect, then the Disbursement Agent shall pay such requisition and, within fifteen (15) days of receipt of such requisition, give notice to the Senior Parties describing such failure and specifying that unless the Required Senior Creditors give notice to the Disbursement Agent of their objection to payment of further requisitions containing any such specified failures, the Disbursement Agent shall continue to make payment of such requisitions from available monies in the Construction Account, unless a Trigger Event under the Intercreditor Agreement shall have occurred and be continuing or the Disbursement Agent shall have received, by the second Business Day prior to the time of payment of such further requisitions, notice of objection from the Required Senior Creditors.

Notwithstanding the foregoing provisions of this Section 3.4(b), if a Trigger Event under the Intercreditor Agreement shall have occurred and be continuing, the Disbursement Agent shall not release monies from the Construction Account in respect of such requisition, until the Disbursement Agent receives notice from the Collateral Agent that such Trigger Event is no longer continuing or receives notice from the Collateral Agent (at the direction of the Required Senior Creditors) to apply monies from the Construction Account in accordance with the instructions specified in such notice, which such instructions may direct the Disbursement Agent to follow the instructions of the Partnership in the application of monies under the Construction Account.

                  (c) The Disbursement Agent shall make disbursements from the Qualifying Cost Subaccount only for Costs of the Tax Exempt Project (as such terms are defined in the Tax Exempt Indenture) as follows:

                           (i) In the case of payment of interest on the Tax Exempt Bonds (after first applying monies in the Tax Exempt Bond Construction Interest Fund) from the Qualifying Cost Subaccount, if any, that constitutes a Cost of the Tax Exempt Project, submission of a direction from the Partnership to deposit same in the Tax Exempt Bond Debt Service Fund under the Tax Exempt Indenture, and in every other case, submission of a requisition substantially in the form of Exhibit A hereto which shall be signed by an Authorized Representative of the Partnership certifying that the work or services to which the payment relates has been accomplished or performed in a manner satisfactory to the Partnership or is estimated to be accomplished or performed within forty-five (45) days from the date of the requisition, and that such Cost has accrued or will accrue within such forty-five (45) day period under the relevant agreement and that the amount to be paid does not exceed the obligation on account of which the payment is to be made or is estimated, and with respect to each such requisition, the Independent Engineer shall certify that each such item which is the subject of such requisition has been completed in a good and workmanlike manner (other than in respect of items to be accomplished or performed within the aforementioned forty-five (45) day period). Such requisition shall, if appropriate, identify the portion of the Tax Exempt Project to which it relates and shall state (A) the name of the Person to whom the payment is to be made (who may be (i) the Partnership if it is to be reimbursed for advances made or work done by it and properly chargeable against the Qualifying Cost Subaccount or
         (ii) the Partnership for any amounts estimated in such requisition not payable directly to the Contractor under the Construction Contract which are properly chargeable against the Qualifying Cost Subaccount);
         (B) the amount to be paid; (C) the obligation on account of which the payment is to be made or is estimated, showing the total obligation, any amount previously paid, and the unpaid balance (if the total obligation shall be fixed); (D) that the obligation was properly incurred or will be properly incurred within forty-five (45) days from the date of the requisition by the Partnership, is a Proper Charge against the Qualifying Cost Subaccount and has not formed the basis of any previous requisition; (E) that the amount requisitioned is due and unpaid or is estimated to be due and unpaid within forty-five (45) days from the date of the requisition;
         (F) that, insofar as the payment is to be made for work, material, supplies or equipment, the work has been performed or will be performed within forty-five (45) days from the date of the requisition and the material, supplies or equipment have been ordered or will be ordered within forty-five (45) days from the date of the requisition and payment is due or will be due the supplier within forty-five (45) days from the date of the requisition or the material, supplies or equipment have, been installed or will be installed within forty-five (45) days from the date of the requisition in the Tax Exempt Project or have been delivered or will be delivered within forty-five (45) days from the date of the requisition at the site of construction of the Tax Exempt Project (or in the case of fabricated materials, at such other place of storage as the Partnership shall have approved); (G) that no portion of the item for which the payment is to be made is attributable to profit of the Partnership or any related person (within the meaning of Section 144(a)(3) of the Code); (H) that no default or event of default has occurred and is continuing under the Authority Loan Agreement and each representation and warranty of the Partnership under the Authority Loan Agreement is true and correct in all material respects as of the date of such requisition and (I) the amount remaining in the Qualifying Cost Subaccount after the funding of such requisition, together with other amounts available to the Partnership under this Disbursement Agreement or otherwise, will be sufficient to complete the requisition, construction and equipping of the Tax Exempt Project;

                           (ii) In the case of a payment to discharge indebtedness of the Authority or the Partnership, the proceeds of which were used for payments properly chargeable against the Qualifying Cost Subaccount, upon cancellation and return to the issuer thereof, any notes or other evidences of the indebtedness to be discharged shall thereupon be canceled and returned to the issuer thereof;

                           (iii) All proceeds of the Tax Exempt Bonds deposited in the Qualifying Cost Subaccount, including investment earnings thereon, shall be used to pay all or a portion of the costs paid or incurred by or on behalf of the Partnership for the Tax Exempt Project as provided herein. In no event shall amounts requisitioned include any expenses for work done or materials or equipment supplied in respect of the Tax Exempt Project by the Partnership or its employees, officers or employees of any lessee of the Partnership or officers or employees of any related person to the Partnership (within the meaning of Section 144(a)(3) of the Code) in excess of the actual cost thereof to such Persons;

                           (iv) The Completion Date shall be evidenced by a certificate signed by an Authorized Representative of the Partnership and filed with the Authority, the Tax Exempt Trustee, the Disbursement Agent and the Trustee (the "Partnership's Completion Certificate"), stating that, except for amounts retained by the Disbursement Agent for any Costs not then due and payable or, if due and payable, not then paid, or to be deposited in the Rebate Fund, (i) the Tax Exempt Project has been completed, (ii) all labor, services, materials and supplies used in the Tax Exempt Project have been paid for or are being contested in whole or in part, (iii) the equipment necessary for the Tax Exempt Project has been installed to the Partnership's satisfaction, such equipment so installed is suitable and sufficient for the efficient operation of the Tax Exempt Project for the intended purposes and all costs and expenses incurred in the acquisition and installation of such equipment have been paid, (iv) any permissions required of governmental authorities for the use of the Facility for the purposes contemplated by the Authority Loan Agreement have been obtained or, as of such date, are not then required to be obtained, and (v) the Tax Exempt Project is being operated as an authorized project under the Florida Act. The Partnership's Completion Certificate shall also set forth the sum to be (A) deposited in the Rebate Fund under the Tax Exempt Indenture, (B) reserved in the Qualifying Cost Subaccount for the payment of any unpaid Costs and (C) deposited in the Tax Exempt Debt Service Reserve Account pursuant to
         Section 3.4(e) clause fourth. Such certification shall be accompanied by a certificate signed by the Authorized Representative of the Partnership providing a schedule regarding the use of proceeds of each series of Tax Exempt Bonds, setting forth in reasonable detail the amount of proceeds of each series of Tax Exempt Bonds (including investment earnings thereon), the costs of issuance of each series of Tax Exempt Bonds paid from proceeds of such series of Tax Exempt Bonds (including investment earnings thereon) and such other information required pursuant to a Supplemental Indenture in respect of such series of Tax Exempt Bonds. In the event that the Partnership determines that requisitions under clause (iii) of the definition of Proper Charge with respect to proceeds of the Tax Exempt Bonds (including investment earnings thereon) are in excess of the actual costs (as finally determined) of such items, the Partnership shall redeposit in a separate subaccount of the Qualifying Cost Subaccount the amount necessary so that the Partnership will satisfy the requisition requirements relating to Proper Charges (based upon such revised costs). Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being;

                           (v) The balance remaining in the Qualifying Cost Subaccount after such reserve, the transfer pursuant to Section 3.4(e) clause fourth and the transfer to the Rebate Fund in the amount, if any, required by Section 3.4(c)(vi) hereof (the "Surplus") shall be transferred by the Disbursement Agent to a separate account in the Tax Exempt Bond Debt Service Fund established under the Tax Exempt Indenture and any amounts thereafter remaining undisbursed shall be used to pay all or part of the redemption price of such series of Tax Exempt Bonds at the earliest redemption date or dates on which such series of Tax Exempt Bonds may be redeemed without payment of a premium or penalty and without the redemption of such series of Bonds in an amount in excess of the amount of the Surplus. Prior to such redemption date or dates, the Partnership may elect to direct the Disbursement Agent to transfer to the Tax Exempt Trustee all or a part of the Surplus for use to: (1) redeem such series of Tax Exempt Bonds during the period that the payment of the redemption premium or penalty is required; (2) purchase such series of Tax Exempt Bonds; or (3) pay the annual principal due on any such series of Tax Exempt Bonds. In the event the Partnership elects to use such Surplus to pay the principal due on such series of Tax Exempt Bonds, the portion of the Surplus that may be used to pay such principal shall not exceed the amount that bears the same ratio to the annual principal due that the total Surplus bears to the face amount of such series of Bonds. Pending use of the Surplus in the manner described above, the Partnership shall direct the Disbursement Agent to invest such Surplus at a Yield that does not exceed the Yield on the series of Tax

         Exempt Bonds to which such proceeds are allocable. Notwithstanding anything herein contained to the contrary, the Surplus may be used and invested in any manner permitted by an opinion of Bond Counsel.

                           (vi) Notwithstanding the foregoing provisions of this Section 3.4(c), the Disbursement Agent shall be authorized to transfer interest, income and profits earned in the Qualifying Cost Subaccount to the Rebate Fund under the Tax Exempt Indenture upon the requisition by the Partnership from the Qualifying Cost Subaccount to fund all or a portion of the Rebate Amount.

                  (d) If an Equity Contribution Date has occurred, the proceeds of the Equity Contribution received by the Disbursement Agent shall be applied in the following manner: (i) to repay any amounts (including any accrued interest) owing, if any, under the Equity Loan Agreement to the extent such amounts have not been repaid pursuant to Section 3 of the Equity Contribution Agreement; then (ii) if the Equity Contribution Date occurs as a result of the Completion Date, any amounts remaining of such Equity Contribution after the application specified in (i) above shall be deposited into the Revenue Account; or (iii) if the Equity Contribution Date occurs as a result of an event other than the occurrence of the Completion Date, any amounts remaining after the application specified in (i) above shall be deposited into the Construction Account.

                  (e) On the Completion Date, the Disbursement Agent shall transfer all remaining monies in the Construction Account (after giving effect to the transfer to the Completion Account set forth in Section 3.5(b) of this Disbursement Agreement) and the Qualifying Cost Subaccount to the following accounts in the following order of priority:

                  first, to the Revenue Account, the, amount set forth in the Approved Project Construction Budget or such other amount which the Independent Engineer reasonably approves as equal to the initial working capital requirements of the Partnership;

                  second, to (i) the Trustee for deposit in the Securities Account under the Indenture an amount sufficient, after giving effect to monies transferred to the Securities Account from the Securities Construction Interest Account under the Indenture, to fund the Securities Account up to the Accrued Debt Service Amount in respect of the Securities, (ii) the Tax Exempt Trustee for deposit in the Tax Exempt Bond Debt Service Fund under the Tax Exempt Indenture an amount sufficient, after giving effect to monies transferred to the Tax Exempt Bond Debt Service Fund from the Tax Exempt Bond Construction Interest Fund under the Tax Exempt Indenture, to fund the Tax Exempt Bond Debt Service Fund up to the Accrued Debt Service Amount in respect of the Tax Exempt Bonds, (iii) to the LOC Provider, an amount equal to the amount of accrued interest in respect of LOC Loans resulting from a drawing on the FPL Completion Letter of Credit, and (iv) to the Debt Service Reserve Letter of Credit Provider, an amount equal to each unpaid Debt Service Reserve LOC Loan resulting from a drawing on the Debt Service Reserve Letter of Credit prior to the Completion Date, and accrued and unpaid interest thereon (after taking into account payments pursuant to Section

                  3.3(b)), provided that in the event that monies in the Construction Account are insufficient to make the transfers specified in this clause second, the transfer of monies specified in this clause shall be made ratably based on the amount of monies to be transferred pursuant to (i), (ii),
                  (iii) and (iv) above;

                  third, to the LOC Reimbursement Fund, an amount equal to the outstanding principal amount of any outstanding LOC Loans resulting from a drawing on the FPL Completion Letter of Credit;

                  fourth, to (i) the Tax Exempt Debt Service Reserve Account for deposit therein, an amount sufficient to fund the Tax Exempt Debt Service Reserve Account up to the Tax Exempt Bond DSR Maximum Allowed Amount and (ii) the Debt Service Reserve Account for deposit therein, an amount sufficient to fund the Debt Service Reserve Account up to the Debt Service Reserve Account Required Balance, provided that in the event that monies in the Construction Account are insufficient to make the transfers specified in this clause fourth, the transfer of monies specified in this clause shall be made ratably based on the amount of monies to be transferred pursuant to (i) and
                  (ii) above;

                  fifth, to the Contractor, an amount equal to the amount due and payable in respect of scheduled and/or bonus payments under the Construction Contract and any interest thereon after giving effect to amounts in respect thereof deposited in the Completion Account pursuant to Section 3.5; and

                  sixth, the balance into the Revenue Account.

Notwithstanding the foregoing provisions of this Section 3.4(e), monies remaining in the Qualifying Cost Subaccount may not be applied pursuant to clauses first, second, third, fifth, or sixth and may only be deposited in the Tax Exempt Debt Service Reserve Account pursuant to clause fourth and only until such account has contained therein the Tax Exempt Bond DSR Maximum Allowed Amount, whereupon any excess monies in the Qualifying Cost Subaccount shall be transferred to the Tax Exempt Trustee as specified in Section 3.4(c)(v) hereof.

                  (f) On or before the tenth (10th) Business Day of each month, the Disbursement Agent shall furnish to the Partnership and the Independent Engineer a written statement of activity in the Construction Account and the Qualifying Cost Subaccount for the previous month, enumerating amounts received, interest earned, amounts disbursed, the date of disbursement, the person to whom each payment was made during the preceding calendar month and the current account balance as of the end of the preceding calendar month. Upon reasonable request therefor, the Disbursement Agent shall make available at its principal corporate trust office for review by either or both of the Partnership and/or the Independent Engineer copies of all bills, invoices or other evidences submitted to the Disbursement Agent for disbursements from the Construction Account and the Qualifying Cost Subaccount. The Disbursement Agent shall keep and maintain adequate records pertaining to the Construction Account and the Qualifying Cost Subaccount and all disbursements therefrom.

                  Section 3.5 Completion of the Facility: Payments into Completion Account. (a) The occurrence of the Completion Date and payment of all Project Costs shall be evidenced by the filing with the Disbursement Agent of a certificate of an Authorized Representative of the Partnership, accompanied by a certificate of the Independent Engineer which such certificate shall not be unreasonably withheld or delayed, stating (1) that all conditions precedent to the occurrence of the Completion Date have been satisfied, (2) that, except as stated below, all labor and services required to acquire and complete the Facility have been paid for, (3) the amount, if any, required for the payment of any remaining portion of the Project Costs not then due or payable (or which are being contested), and (4) that all permits, licenses, consents and approvals required to have been obtained on or prior to such date by Governmental, Authorities for the operation of the Facility have been obtained. The certificate specified in this Section 3.5(a) shall also specify the amounts to be transferred from the Construction Account by the Disbursement Agent pursuant to Section 3.4(e).

                  (b) The Completion Account shall be funded: (i) if permitted by Section 3.12 of this Disbursement Agreement, by Buy-Down Amounts paid by the Contractor and received by the Partnership and (ii) from funds remaining in the Construction Account, in the amount, if any, stated in the certificate specified in Section 3.5 (a) hereof as necessary to pay Project Costs which are not then due and payable (or which are being contested).

                  (c) The Disbursement Agent shall apply the monies in the Completion Account to the payment, or reimbursement to the extent the same have been paid or satisfied by the Partnership, of Project Costs to the extent the Completion Account has been funded pursuant to clause (b)(ii) of this Section
3.5 or of the cost of Facility improvements to the extent the Completion Account has been funded pursuant to clause (b)(i) of this Section 3.5. The Disbursement Agent shall transfer monies from the Completion Account upon receipt of a certificate executed by an Authorized Officer of the Partnership (confirmed in writing by the Independent Engineer) specifying (i) the amount to be disbursed from the Completion Account (including supporting documentation if available),
(ii) that such amounts have been or will be used for Project Costs or improvements as provided in the first sentence of this Section 3.5(c), (iii) the Person or Persons to whom such monies shall be transferred (including appropriate account information), and (iv) that no `Event of Default' under the Indenture or the Tax Exempt Indenture has occurred and is continuing.

                  (d) The Partnership shall provide the Disbursement Agent with written notice when full payment of the Project Costs for which monies were held in the Completion Account has occurred, whereupon the Disbursement Agent shall, within seven (7) days of receipt of such notice, transfer any monies remaining in the Completion Account to the Revenue Account.

                  Section 3.6 Payments Into LOC Reimbursement Fund; Application of Monies in LOC Reimbursement Fund; Payments Into Debt Service Reserve LOC Reimbursement Fund; Application of Monies in Debt Service Reserve LOC Reimbursement Fund: (a)
The LOC Reimbursement Fund shall be funded from (i) monies transferred from the Construction Account as and when specified in Section 3.4(e) and (ii) monies transferred from the Revenue Account as and when specified in Section 3.10.

                  (b) On each Interest Payment Date the Disbursement Agent shall transfer (to the extent of monies contained therein) from the LOC Reimbursement Fund by wire transfer to the LOC Provider an amount equal to the amount due and payable on such Interest Payment Date from the Partnership as reimbursement obligations in respect of the principal amount of any outstanding LOC Loans.

                  (c) On each Quarterly Date the Disbursement Agent shall transfer from the LOC Reimbursement Fund by wire transfer to the LOC Provider an amount equal to the amount due and payable on such Quarterly Date as commitment, letter of credit and fronting fees under the Reimbursement Agreement.

                  (d) Each Senior Secured Party hereby acknowledges and agrees that all monies held by the Disbursement Agent in the LOC Provider Funds are held for the benefit of the LOC Provider and that the Disbursement Agent shall hold such monies solely for the benefit of such LOC Provider pending application as set forth in this Disbursement Agreement.

                  (e) The Debt Service Reserve LOC Reimbursement Fund shall be funded from monies transferred from the Revenue Account as and when specified in
Section 3.10.

                  (f) On each Interest Payment Date, the Disbursement Agent shall transfer from the Debt Service Reserve LOC Reimbursement Fund by wire transfer to the Debt Service Reserve Letter of Credit Provider an amount equal to the amount payable on such Interest Payment Date in respect of the principal of any Reserve Bond.

                  (g) On each Quarterly Date the Disbursement Agent shall transfer from the Debt Service Reserve LOC Reimbursement Fund by wire transfer to the Debt Service Reserve Letter of Credit Provider an amount equal to the amount due and payable on such Quarterly Date as commitment, letter of credit and fronting fees under the Debt Service Reserve LOC Reimbursement Agreement.

                  (h) Each Senior Secured Party hereby acknowledges and agrees that all monies held by the Disbursement Agent in the DSR LOC Provider Funds are held for the benefit of the Debt Service Reserve Letter of Credit Provider and that the Disbursement Agent shall hold such monies solely for the benefit of such Debt Service Reserve Letter of Credit Provider pending application as set forth in this Disbursement Agreement.

                  Section 3.7 Application of Monies in Restoration Account. (a) All Casualty Proceeds and Eminent Domain Proceeds shall be deposited into the Restoration Account. Subject to Sections 3.7(d) and (e) hereof, the Disbursement Agent shall apply the amounts in the Restoration Account to the payment, or reimbursement to the extent the same have been paid or satisfied by the Partnership, of the costs of repair and replacement of the Project or any part thereof that has been affected by an Event of Loss or an Event of Eminent Domain.

                  (b) The Disbursement Agent is hereby authorized to disburse from the Restoration Account the amount required to be paid for the repair or replacement of the Project or any part thereof as specified in Section 3.7(a) hereof. The Disbursement Agent is hereby authorized and directed to issue its checks or transfer funds electronically for each disbursement from the Restoration Account, upon receipt of a requisition in substantially the form of Exhibit C submitted to the Disbursement Agent, signed by an Authorized Representative of the Partnership, and approved by the Independent Engineer, provided, however, that no such approval of the Independent Engineer shall be required if less than $5,000,000 is requested pursuant to such requisition or requisitions in any one Fiscal Year. The Disbursement Agent shall be entitled to rely on all certifications and statements in such requisitions. The Disbursement Agent shall keep and maintain adequate records pertaining to the Restoration Account and all disbursements therefrom and shall file an accounting thereof with the Partnership and the Independent Engineer within three months following the last business day of each Fiscal Year.

                  (c) If an Event of Loss or an Event of Eminent Domain shall occur with respect to any Collateral, the Partnership shall (i) diligently pursue all its rights to compensation against any Person with respect to such Event of Loss or Event of Eminent Domain, (ii) in the reasonable judgment of the Partnership compromise or settle any claim against any Person with respect to such Event of Loss or Event of Eminent Domain, and (iii) hold all amounts of Casualty Proceeds or Eminent Domain Proceeds (including instruments) received in respect of any Event of Loss or Event of Eminent Domain (after deducting all reasonable expenses incurred by it in litigating, arbitrating, compromising or settling any claims) in trust for the benefit of the Senior Secured Parties segregated from other funds of the Partnership.

                  (d) If either an Event of Loss or an Event of Eminent Domain shall occur, as soon as reasonably practicable but no later than the date of receipt by the Partnership or the Collateral Agent of Eminent Domain Proceeds or Casualty Proceeds, as the case may be, the Partnership shall make a reasonable good faith determination as to whether (i) the Project or any portion thereof can be rebuilt, repaired or restored to permit operation of the Project or a portion thereof on a commercially feasible basis, and (ii) the Casualty Proceeds or the Eminent Domain Proceeds, as the case may be, together with any other amounts that are available to the Partnership for such rebuilding, repair or restoration, are sufficient to permit such rebuilding, repair or restoration of the Project or a portion thereof. The determination of the Partnership shall be evidenced by a certificate of an Authorized Representative of the Partnership (for the purposes of this Section 3.7, an "Officer's Certificate,") filed with the Disbursement Agent which, in the event the Partnership determines that the Project or a portion thereof can be rebuilt, repaired or restored to permit operation thereof on a commercially feasible basis and that the Casualty Proceeds or the Eminent Domain Proceeds, as the case may be, together with any other amounts that are available to the Partnership for such rebuilding, repair or restoration, are sufficient, shall also set forth a reasonable good faith estimate by the Partnership of the total cost of such rebuilding, repair or restoration. The Partnership shall deliver to the Collateral Agent at the time it delivers the officers' Certificate referred to above a certificate of the Independent Engineer, dated the date of the Officers' Certificate, stating that, based upon reasonable investigation and review of the determination made by the Partnership, the Independent Engineer believes the determination and the estimate of the total cost set forth in the Officers' Certificate to be reasonable.

                  (e) (i) In the event that the determination is made pursuant to Section 3.7(d) above that the Project cannot be rebuilt, repaired or restored to permit operation on a commercially feasible basis or that the Casualty Proceeds or the Eminent Domain Proceeds, together with any other amounts that are available to the Partnership for such rebuilding, repair or restoration, are not sufficient to permit such rebuilding, repair or restoration, all of the Casualty Proceeds or the Eminent Domain Proceeds, as the case may be, shall be paid to the Collateral Agent to be distributed in accordance with the Intercreditor Agreement.

                           (ii) In the event that the determination is made pursuant to Section 3.7(d) above that the entire Project can be rebuilt, repaired or restored to permit operation on a commercially feasible basis and that the Casualty Proceeds or the Eminent Domain Proceeds, together with any other amounts that are available to the Partnership for such rebuilding, repair or restoration, are sufficient to permit such rebuilding, repair or restoration, all of the Casualty Proceeds or the Eminent Domain Proceeds, as the case may be, together with such other amounts as are available to the Partnership for such rebuilding, repair or restoration, shall be deposited in the Restoration Account in accordance with Section 3.7(a) and applied in accordance with Section 3.7(b).

                           (iii) In the event that the determination is made pursuant to Section 3.7(d) above that a portion of the Project can be rebuilt, repaired or restored to permit operation on a commercially feasible basis and that the Casualty Proceeds or the Eminent Domain Proceeds, together with any other amounts that are available to the Partnership for such rebuilding, repair or restoration, are sufficient to permit such rebuilding, repair or restoration, (A) an amount equal to the estimate of the total cost of such rebuilding, repair or restoration set forth in the Officers' Certificate filed with the Disbursement Agent pursuant to Section 3.7(d) above shall be deposited in the Restoration Account in accordance with Section 3.7(a) and applied in accordance with Section 3.7(b), and (B) the amount, if any, by which all of the Casualty Proceeds or the Eminent Domain Proceeds, as the case may be, exceed the estimate of the total cost shall be paid to the Collateral Agent to be distributed in accordance with the Intercreditor Agreement.

                  (f) Notwithstanding any other provision of this Section 3.7, in the event the Partnership receives Casualty Proceeds or Eminent Domain Proceeds, as the case may be, from an Event of Loss or an Event of Eminent Domain that do not exceed in the aggregate $10,000,000, the Partnership shall not have to comply with the provisions of Sections 3.7(d) or (e) and the Casualty Proceeds or the Eminent Domain Proceeds, as the case may be, shall be deposited in the Restoration Account in accordance with Section 3.7(a) and applied in accordance with Section 3.7(b).

                  Section 3.8 Application of Monies in Partnership Distribution Account. (a) The Partnership Distribution Account shall be funded from monies transferred from the Revenue Account as and when specified in
Section 3.10(a)(12).

                  (b) The Disbursement Agent shall, at the written request and direction of the Partnership, invest all monies on deposit in the Partnership Distribution Account in Permitted Investments. Net interest gained or received on such investments shall be deposited in the Partnership Distribution Account for application in accordance with Sections 3.8(c) and (d).

                  (c) The Partnership may, if (i) it reasonably believes and can demonstrate to the reasonable satisfaction of the LOC Provider that amounts in the Debt Service Reserve Account and/or the Tax Exempt Debt Service Reserve Account (or any replacement thereof) are insufficient to meet the requirements of Article 21 of the Power Purchase Agreement or (ii) FPL has informed the Partnership that the Debt Service Reserve Account and/or the Tax Exempt Debt Service Reserve Account (or any replacement of either) fails to meet the requirements of Article 21 of the Power Purchase Agreement, by providing written notice to the Disbursement Agent to that effect, segregate monies in the Partnership Distribution Account into a subaccount to be designated "Partnership Distribution Account - PPA Reserve Subaccount" (the "PPA Subaccount"). Monies maintained in the PPA Subaccount shall be deemed to be monies maintained in the Debt Service Reserve Account or any replacement thereof; provided, however, that funds maintained in the PPA Subaccount shall not be counted toward determining whether the Debt Service Reserve Account Required Balance or the Debt Service Reserve Account Maximum Balance are satisfied. The Partnership may, by providing notice to the Disbursement Agent, transfer monies from the PPA Subaccount to the Partnership Distribution Account provided that such transfer of funds will not violate, as determined by the Partnership, the provisions of Section 21.9 of the Power Purchase Agreement.

                  (d) After giving effect to any segregation of monies as specified in Section 3.8(c), the Disbursement Agent on each Interest Payment Date shall, provided that the Partnership has delivered to the Disbursement Agent a certificate stating that the requirements of Section 5.24 of the Indenture are satisfied, transfer all monies in the Partnership Distribution Account as follows: first, if five (5) days prior to the applicable Interest Payment Date, the Disbursement Agent receives written notice from the Partnership stating that LOC Loans are then currently outstanding and setting forth the principal amount of such LOC Loans, to the LOC Provider an amount equal to the amount set forth in such notice of the Partnership less the amount the Disbursement Agent is scheduled to transfer to the LOC Provider pursuant to
Section 3.10(a)(4) of this Disbursement Agreement, second, subject to Sections
4.2 and 4.3, to the appropriate Partner, an amount equal to all interest (including overdue interest) and principal due and payable on Partner Subordinated Debt attributable to such Partner as specified in writing by the Partnership, third, subject to Sections 4.2 and 4.3, the balance to the account or accounts specified in writing by the Partnership.

                  Section 3.9 Payments into Subordinated Debt Account. The Subordinated Debt Account shall be funded by monies transferred from the Revenue Account as and when specified in Section 3.10(a)(6). The Disbursement Agent shall apply the amounts in the Subordinated Debt Account to the payment of principal of and interest on Subordinated Debt (other than Partner Subordinated
Debt) in accordance with the applicable Subordinated Loan Agreement.

                  Section 3.10 Application of Monies in the Revenue Account. (a) Upon receipt of a certificate of the Partnership substantially in the form of Exhibit D detailing the amounts to be paid, funds in the Revenue Account shall be transferred by wire transfer in the following order of priority:

                           (1) as and when required under the Working Capital Facility, to the Working Capital Provider for an amount certified by the Partnership as the amount then payable for principal of, interest on or fees or other charges relating to the Working Capital Facility;

                           (2) as and when required, to the Partnership for payment of Operation and Maintenance Costs in accordance with the approved Annual Operating Budget;

                           (3) as and when required, to (i) the Trustee an amount certified by the Partnership as the amount then due and payable to the Trustee (in its capacity as such) as fees, costs and expenses owed to the Trustee under the Indenture, (ii) the Tax Exempt Trustee an amount certified by the Partnership as the amount then due and payable to the Tax Exempt Trustee (in its capacity as such) as fees, costs and expenses owed to the Tax Exempt Trustee under the Tax Exempt Indenture,
         (iii) the Disbursement Agent an amount certified by the Partnership as the amount then due and payable to the Disbursement Agent (in its capacity as such) as fees, costs and expenses owed to the Disbursement Agent under the Disbursement Agreement, (iv) the Collateral Agent an amount certified by the Partnership as the amount then due and payable to the Collateral Agent (in its capacity as such) as fees, costs and expenses owed to the Collateral Agent under the Intercreditor Agreement, (v) the LOC Provider an amount certified by the Partnership as the amount then due and payable to the LOC Provider as administrative fees, costs and expenses owed to the LOC Provider under the Reimbursement Agreement, and (vi) the Debt Service Reserve Letter of Credit Provider an amount certified by the Partnership as the amount then due and payable to the Debt Service Reserve Letter of Credit Provider as administrative fees, costs and expenses owed to the Debt Service Reserve Letter of Credit Provider under the Debt Service Reserve LOC Reimbursement Agreement; provided, however, that if monies in the Revenue Account are insufficient on any date to make the payments specified in this subsection, distribution of monies shall be made ratably to the recipients specified in this subsection based on the respective amounts owing such recipients;

                           (4) on a monthly basis, to (i) the Trustee for deposit in the Securities Account an amount equal to (a) one-sixth of the interest due or becoming due on the Securities on the next succeeding Interest Payment Date, plus (b) one-sixth of the principal due or becoming due on the Securities on the next succeeding Principal Payment Date; (ii) the Tax Exempt Trustee for deposit in the Tax Exempt Bond Debt Service Fund an amount equal to (a) one-sixth of the interest due or becoming due on the Tax Exempt Bonds on the next succeeding Interest Payment Date, plus (b) commencing January 1, 2020, one-sixth of the principal due or becoming due on the Tax Exempt Bonds on the next succeeding Principal Payment Date; (iii) (a) the LOC Provider, an amount equal to interest due or becoming due and payable on LOC Loans on such date, plus (b) the LOC Reimbursement Fund, an amount equal to one-sixth of the principal due or becoming due and payable as reimbursement obligations in respect of LOC Loans under the Reimbursement Agreement on the next succeeding Interest Payment Date, plus (c) the LOC Reimbursement Fund, an amount equal to one-third of the commitment, letter of credit and fronting fees due or becoming due and payable under the Reimbursement Agreement on the next succeeding Quarterly Date; (iv) (a) the Debt Service Reserve Letter of Credit Provider, an amount equal to interest due or becoming due on any Debt Service Reserve LOC Loans on such date, plus (b) the Debt Service Reserve LOC Reimbursement Fund, an amount equal to one-third of the commitment, letter of credit and fronting fees becoming due and payable under the Debt Service Reserve LOC Reimbursement Agreement on the next succeeding Quarterly Date; and (v) (a) the Debt Service Reserve Letter of Credit Provider, one-sixth of the interest due or becoming due on any Reserve Bond on the next succeeding Interest Payment Date, plus (b) the Debt

         Service Reserve LOC Reimbursement Fund, one-sixth of the principal due or becoming due on any Reserve Bond on the next succeeding Interest Payment Date; provided, however, that if monies in the Revenue Account are insufficient on any date to make the payments specified in this subsection, distribution of monies shall be made ratably to the recipients specified in this subsection (including under the circumstances set forth in Sections 3.10(d) and (e)), based on the respective amounts owing such recipients;

                           (5) provided that sufficient monies remain in the Revenue Account after taking into account the transfer of monies specified in Sections 3.10(a)(1) through (4) of this Disbursement Agreement and the working capital, major maintenance (including scheduled periodic major maintenance) and capital expenditure requirements of the Facility as reasonably determined by the Partnership, on a monthly basis, an amount up to 100% of Available Cash Flow to: first, the Debt Service Reserve Letter of Credit Provider, an amount equal to the outstanding principal amount of any unreimbursed drawings or Debt Service Reserve LOC Loans; second, the Disbursement Agent for deposit in the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account, as the case may be, an amount as necessary to (x) replenish any amounts previously withdrawn from such accounts and not replaced as required by this Disbursement Agreement and (y) fund the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account in an aggregate amount up to the Debt Service Reserve Account Required Balance; provided, however, that if the Debt Service Reserve Letter of Credit will not be renewed or reinstated pursuant to Section 2.2(b) of the Debt Service Reserve LOC Reimbursement Agreement, Available Cash Flow allocated pursuant to this clause (5) shall, during the three year and six month period preceding the expiration date of such Debt Service Reserve Letter of Credit due to such failure to renew or reinstate and until the Outstanding Amount of the Debt Service Reserve Letter of Credit is reduced to zero and no Debt Service Reserve LOC Loans are outstanding, be distributed ratably (as between clauses (a) and (b)): (a) based upon the amount of the Debt Service Reserve LOC Provider Share, equally to (i) the Debt Service Reserve Letter of Credit Provider for application against any Debt Service Reserve LOC Loan, and (ii) the Disbursement Agent (such amount allocable to the Disbursement Agent, the "Debt Service Reserve LOC Credit Amount") for deposit in the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account, as the case may be; and (b) based upon the amount of the Debt Service Reserve Account Share, to the Disbursement Agent for deposit in the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account, as the case may be, until there is deposited therein in the aggregate the Debt Service Reserve Account Maximum Balance. For the purposes of this clause (5): "Debt Service Reserve LOC Provider Share" shall mean, at the time of any allocation of funds pursuant to this clause (5), the sum of (i) the then Outstanding Amount of the Debt Service Reserve Letter of Credit plus (ii) any unreimbursed drawing or Debt Service Reserve LOC Loan; and "Debt Service Reserve Account Share" shall mean the difference between (i) the Debt Service Reserve Account Maximum Balance and (ii) the sum of (x) the aggregate cash balances in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account, (y) the amount of any Debt Service Reserve Account Security, and (z) the Outstanding Amount under the Debt Service Reserve Letter of

         Credit. Cash deposits or Debt Service Reserve Account Security maintained in the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account shall in no event be applied to the payment of any unreimbursed drawing or Debt Service Reserve LOC Loans unless released from such account in accordance with this Disbursement Agreement.

                           (5A1) provided that no default or Event of Default under the Indenture, the Tax Exempt Indenture, the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement or the Working Capital Facility shall have occurred and be continuing, and provided further, that sufficient monies remain in the Revenue Account after taking into account the transfer of monies specified in Sections 3.10(a)(1) through (5) of this Disbursement Agreement and the working capital, major maintenance (including scheduled periodic major maintenance) and capital expenditure requirements of the Facility as reasonably determined by the Partnership, on a monthly basis, to the LOC Provider up to 100% of Available Cash Flow for prepayment of the outstanding principal amount of any unreimbursed drawings under any Letter of Credit or any outstanding LOC Loans, as specified in writing by the Partnership and acknowledged by the LOC Provider;

                           (5A2) provided that sufficient monies remain in the Revenue Account after taking into account the transfer of monies specified in Sections 3.10(a)(1) through (5A1) of this Disbursement Agreement and the working capital, major maintenance (including scheduled periodic major maintenance) and capital expenditure requirements of the Facility as reasonably determined by the Partnership, if either the ESA Letter of Credit or the FPL QF Letter of Credit will not be renewed or reinstated pursuant to Section 2.2(b) of the Reimbursement Agreement, on a monthly basis during the one-year and six-month period preceding the expiration date of the ESA Letter of Credit or the FPL QF Letter of Credit, as applicable, due to such failure to renew or reinstate such letter of credit, an amount up to 100% of Available Cash Flow (but in no event more than the Outstanding Amount of the ESA Letter of Credit or the FPL QF Letter of Credit, as applicable, in each case less any amount then on deposit in the ESA LOC Collateralization Fund or the QF LOC Collateralization Fund, as applicable, or on deposit in the trust account described in Section 3.10(d)(i)), to be distributed to the Disbursement Agent for deposit in the ESA LOC Collateralization Fund (in the case of the non-renewal or non-reinstatement of the ESA Letter of Credit) or the QF LOC Collateralization Fund (in the case of the non-renewal or non-reinstatement of the FPL QF Letter of Credit); provided, however, that if both the ESA Letter of Credit and the FPL QF Letter of Credit will not be renewed or reinstated pursuant to Section 2.2(b) of the Reimbursement Agreement and in such event monies in the Revenue Account are insufficient on any date to make the payments specified in this subsection, distribution of monies shall be made ratably to the accounts specified in this subsection, based on the deficiency in such accounts;

                           (6) on a monthly basis, provided that no LOC Loans are then outstanding, to the Subordinated Debt Account an amount equal to (a) one-sixth of the interest becoming due on third party Subordinated Debt on the next succeeding Interest Payment Date, plus
         (b) one-sixth or one-twelfth of the principal (depending on the amortization of such Subordinated Debt) becoming due on third party Subordinated Debt on the next succeeding payment date applicable to the principal of such Subordinated Debt;

                           (7)      [Reserved];

                           (8) on a monthly basis, provided that no LOC Loans are then outstanding, to the Operator an amount equal to any Subordinated Base Fee, Management Performance Bonus and Earned Fees due and payable to the Operator under the Operating Agreement and any interest payable thereon until such amounts have been paid in full;

                           (9) on a monthly basis, provided that no LOC Loans are then outstanding, to the Manager an amount equal to any payments subordinated pursuant to the Management Services Agreement and any interest payable thereon until such amounts have been paid in full;

                           (10) on a monthly basis, 100% of the cash available after the deposits required by clauses (a)(1) through (a)(9) of this Section 3.10, to (i) the Disbursement Agent for deposit in the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account, as the case may be, until there has been deposited in such accounts, in the aggregate, the Debt Service Reserve Account Maximum Balance;

                           (11) provided that no default or Event of Default under the Indenture, the Tax Exempt Indenture, the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement or the Working Capital Facility shall have occurred and be continuing, from time to time, if none of an Energy Collateralization Event, a CBF Collateralization Event, an Adequate Assurance Collateralization Event, collateralization of the ESA Letter of Credit pursuant to Section 4.2(a) hereof or collateralization of the Debt Service Reserve Letter of Credit, the ESA Letter of Credit, or the FPL QF Letter of Credit pursuant to Section 4.3(a) hereof has occurred and is continuing, to the Partnership an amount specified by the Partnership as the amount that will be used within thirty (30) days of receipt for application against the purchase of Securities by the Partnership at then prevailing rates in the open market pursuant to unaffiliated broker transactions, provided, that the Partnership hereby covenants and agrees to transfer to the Disbursement Agent any monies transferred to the Partnership pursuant to this Section 3.10(a)(11) and not applied by the Partnership within thirty (30) days of receipt for the repurchase of Securities as set forth above, provided, further, that the Disbursement Agent covenants and agrees that any monies transferred to it by the Partnership pursuant to the immediately preceding proviso shall be deposited by the Disbursement Agent in the Revenue Account for application in accordance with Section 3.10(a)(12);

                           (12) on a monthly basis to the Partnership Distribution Account.

When making the transfers specified in Section 3.10(a)(4) and Section 3.10(a)(6), each monthly transfer shall be adjusted as necessary to ensure that the aggregate amounts so transferred are sufficient to pay the amount due and payable on the applicable payment date.

                  (b) In determining as of a specified date the amount of monies to be transferred or applied pursuant to each subsection of Section 3.10(a), a credit shall be made to the account to receive such transfer or application (which shall reduce the amount required to be so transferred or applied) in an amount equal to the amount of monies on deposit or provided for therein, as of the applicable date, in the account to receive such monies. The Disbursement Agent may disregard uncollected interest earnings for the purpose of such credit.

                  (c) Operation and Maintenance Costs payable pursuant to
Section 3.10(a)(2) shall not in the aggregate exceed the amounts approved by the Independent Engineer in each Annual Operating Budget in any Fiscal Year except as may be permitted in accordance with Section 5.16 of the Indenture.

                  (d) The foregoing provisions of this Section 3.10 notwithstanding, in the event that there shall have occurred and be continuing an Event of Default under the Indenture and there shall have been an acceleration of the Securities but prior to the Collateral Agent taking action or exercising rights, remedies or options under Section 4 of the Intercreditor Agreement (for the purposes of this Section 3.10, the "Securities Acceleration Period"), the Disbursement Agent shall, when making the transfers each month specified in 3.10(a)(4) during the Securities Acceleration Period and with the same priority as such transfers, ratably deposit:

                           (i) in a separate trust account to be maintained by the Disbursement Agent on behalf of the LOC Provider an amount up to the amount equal to the Outstanding Amount of the Letters of Credit less any amounts then on deposit in the ESA LOC Collateralization Fund and the QF LOC Collateralization Fund. During the Securities Acceleration Period, the Disbursement Agent shall hold the monies in such separate account until receipt of a written notice or notices from the LOC Provider (which such notice or notices shall be contemporaneously delivered by the LOC Provider to the other Senior Parties) executed by an Authorized Officer of the LOC Provider to the effect that either (x) a beneficiary under a Letter of Credit has made a Drawing (as defined in the Reimbursement Agreement) on a Letter of Credit, each such notice to specify the Letter of Credit on which the Drawing was made and the amount of such Drawing honored by the LOC Issuing Bank or (y) a Letter of Credit has expired or terminated without a Drawing being made thereunder, each such notice to specify the Letter of Credit so expired or terminated, the issued amount of such Letter of Credit and the date of such expiration or termination. Upon receipt of a notice specified in (x) above, the Disbursement Agent shall distribute to the LOC Provider from the separate account referred to above the amount of the Drawing specified in such notice as having been honored; provided, however, that if the amount contained in such account is less than the sum of such specified Drawing and the undrawn amounts available under the Letters of Credit, the amount so distributed to the LOC Provider pursuant to this sentence shall be that proportion of the amount contained in such account which is equal to the proportion which each specified Drawing bears to the sum of such specified Drawing and the undrawn amounts available under the Letters of Credit. Upon receipt of a notice specified in (y) above, the Disbursement Agent shall transfer monies from such separate account into the Revenue Account for application in accordance with Sections 3.10(a)(3) through (12) in an amount equal to the issued amount of the Letter of Credit so expired or terminated; provided, however, that if the amount contained in such account is less than the sum of the undrawn amount of the Letter of Credit so expired or terminated and the undrawn amounts available under the Letters of Credit, the amount so distributed in accordance with this sentence shall be that proportion of the amount contained in such account which is equal to the proportion which the undrawn amount of the Letter of Credit so expired or terminated bears to the sum of such undrawn amount and the undrawn amounts available under the Letters of Credit. The LOC Provider hereby covenants and agrees to use reasonable efforts to send the written notice specified in clause (y) of this Section 3.10(d) (i) within three (3) Business Days of the occurrence of the event giving rise to such notice, but in any event within a reasonable period of time;

                           (ii) in a separate trust account to be maintained by the Disbursement Agent on behalf of the Debt Service Reserve Letter of Credit Provider an amount up to the amount equal to the Outstanding Amount of the Debt Service Reserve Letter of Credit less any amount then on deposit in the DSR LOC Collateralization Fund. During the Securities Acceleration Period, the Disbursement Agent shall hold the monies in such separate account until receipt of a written notice or notices from the Debt Service Reserve Letter of Credit Provider (which such notice or notices shall be contemporaneously delivered by the Debt Service Reserve Letter of Credit Provider to the other Senior Parties) executed by an Authorized Officer of the Debt Service Reserve Letter of Credit Provider to the effect that either (x) a beneficiary under the Debt Service Reserve Letter of Credit has made a Drawing (as defined in the Debt Service Reserve LOC Reimbursement Agreement) on the Debt Service Reserve Letter of Credit, each such notice to specify the amount of such Drawing honored by the DSR LOC Issuing Bank or (y) the Debt Service Reserve Letter of Credit has expired or terminated without a Drawing being made thereunder, each such notice to specify the issued amount of the Debt Service Reserve Letter of Credit and the date of such expiration or termination. Upon receipt of a notice specified in
         (x) above, the Disbursement Agent shall distribute to the Debt Service Reserve Letter of Credit Provider from the separate account referred to above the amount of the Drawing specified in such notice as having been honored; provided, however, that if the amount contained in such account is less than the sum of such specified Drawing and the undrawn amounts available under the Debt Service Reserve Letter of Credit, the amount so distributed to the Debt Service Reserve Letter of Credit Provider pursuant to this sentence shall be that proportion of the amount contained in such account which is equal to the proportion which each specified Drawing bears to the sum of such specific Drawing and the undrawn amounts available under the Debt Service Reserve Letter of Credit. Upon receipt of a notice specified in (y) above, the Disbursement Agent shall transfer monies from such separate account into the Revenue Account for application in accordance with Sections 3.10(a)(3) through (12) in an amount equal to the issued amount of the Debt Service Reserve Letter of Credit so expired or terminated. The Debt Service Reserve Letter of Credit Provider hereby covenants and agrees to use reasonable effort to send the written notice specified in clause (y) of this Section 3.10(d)(i) within three (3) Business Days of the occurrence of the event giving rise to such notice, but in any event within a reasonable period of time.

                  (e) The foregoing provisions of this Section 3.10 notwithstanding, if (i) there shall have been an acceleration pursuant to the terms of the Reimbursement Agreement of the principal amount of outstanding LOC Loans thereunder and such acceleration is not rescinded, (ii) at the time of or during the occurrence of (i) above, Debt Service Reserve LOC Loans are then outstanding, and (iii) there shall have been an acceleration pursuant to the terms of the Debt Service Reserve LOC Reimbursement Agreement of the principal amount of such outstanding Debt Service Reserve LOC Loans thereunder and such acceleration is not rescinded, the Disbursement Agent shall, when making the transfers each month specified in 3.10(a)(4) and with the same priority as such transfers, transfer to the Debt Service Reserve Letter of Credit Provider an amount up to the amount accelerated pursuant to (iii) above.

                  Section 3.11 Monies to be Held in Trust. (a) All monies held by the Disbursement Agent acting on behalf of the Senior Secured Parties under the provisions of this Disbursement Agreement shall be deposited in one or more Accounts herein in trust for the benefit of the Senior Secured Parties and shall be applied only in accordance with the provisions of this Disbursement Agreement, and each of the Accounts established by this Disbursement Agreement shall be a trust fund for the purposes thereof. The Disbursement Agent shall hold all Accounts and monies within such Accounts as security agent for the Senior Secured Parties. Notwithstanding any other provision of this Disbursement Agreement, each of the Partnership and the Company hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in any Account under this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such amounts until such amounts are transferred to the Collateral Agent pursuant to Section 3.13 hereof, whereupon such amounts shall be under the sole dominion and control of the Collateral Agent pending application in accordance with the Intercreditor Agreement. Neither the Partnership nor the Company shall have the right to withdraw monies from any Account hereunder except to the extent such monies are disbursed by the Disbursement Agent pursuant to the terms of this Disbursement Agreement.

                  (b) All monies held by the Disbursement Agent as security agent on behalf of the LOC Provider under the provisions of this Disbursement Agreement shall be deposited in one or more LOC Provider Funds herein in trust on behalf of the LOC Provider and shall be applied only in accordance with the provisions of this Disbursement Agreement, and each of the LOC Provider Funds established by this Disbursement Agreement shall be a trust fund for the purposes thereof. The Disbursement Agent shall hold all LOC Provider Funds and monies within such LOC Provider Funds as security agent solely for the LOC Provider. Notwithstanding any other provision of this Disbursement Agreement, each of the Partnership and the Company hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in any LOC Provider Fund under this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such amounts (as security agent for the LOC Provider). Neither the Partnership nor the Company shall have the right to withdraw monies from any LOC Provider Fund hereunder except to the extent such monies are disbursed by the Disbursement Agent pursuant to the terms of this Disbursement Agreement.

                  (c) All monies held by the Disbursement Agent as security agent on behalf of the Debt Service Reserve Letter of Credit Provider under the provisions of this Disbursement Agreement shall be deposited in one or more DSR LOC Provider Funds herein in trust on behalf of the Debt Service Reserve Letter of Credit Provider and shall be applied only in accordance with the provisions of this Disbursement Agreement, and each of the DSR LOC Provider Funds established by this Disbursement Agreement shall be a trust fund for the purposes thereof. The Disbursement Agent shall hold all DSR LOC

Provider Funds and monies within such DSR LOC Provider Funds as security agent solely for the Debt Service Reserve Letter of Credit Provider. Notwithstanding any other provision of this Disbursement Agreement, each of the Partnership and the Company hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in any DSR LOC Provider Funds under this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such amounts (as security agent for the Debt Service Reserve Letter of Credit Provider). Neither the Partnership nor the Company shall have the right to withdraw monies from any DSR LOC Provider Fund hereunder except to the extent such monies are disbursed by the Disbursement Agent pursuant to the terms of this Disbursement Agreement.

                  (d) All monies held in the Debt Service Reserve Account by the Disbursement Agent as security agent on behalf of the Trustee (acting on behalf of the holders of the Securities) under the provisions of this Disbursement Agreement shall be held in trust for the benefit of the Trustee (acting on behalf of the holders of the Securities) and shall be applied only in accordance with the provisions of this Disbursement Agreement, and the Debt Service Reserve Account established by this Disbursement Agreement shall be a trust fund for the purposes thereof. The Disbursement Agent shall hold the Debt Service Reserve Account and monies within such Debt Service Reserve Account as security agent solely for the Trustee (acting on behalf of the holders of the Securities). Notwithstanding any other provision of this Disbursement Agreement, each of the Partnership and the Company hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in the Debt Service Reserve Account under this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such amounts (as security agent for the Trustee acting on behalf of the holders of the Securities). Neither the Partnership nor the Company shall have the right to withdraw monies from the Debt Service Reserve Account hereunder except to the extent such monies are disbursed by the Disbursement Agent pursuant to the terms of this Disbursement Agreement.

                  (e) All monies held in the Tax Exempt Debt Service Reserve Account or the Qualifying Cost Subaccount by the Disbursement Agent as security agent on behalf of the Tax Exempt Trustee (acting on behalf of the holders of the Tax Exempt Bonds) under the provisions of this Disbursement Agreement shall be held in trust for the benefit of the Tax Exempt Trustee (acting on behalf of the holders of the Tax Exempt Bonds) and shall be applied only in accordance with the provisions of this Disbursement Agreement, and the Tax Exempt Debt Service Reserve Account and the Qualifying Cost Subaccount established by this Disbursement Agreement shall be a trust fund for the purposes thereof. The Disbursement Agent shall hold the Tax Exempt Debt Service Reserve Account and the Qualifying Cost Subaccount and monies within such Tax Exempt Debt Service Reserve Account or the Qualifying Cost Subaccount as security agent solely for the Tax Exempt Trustee (acting on behalf of the holders of the Tax Exempt Bonds). Notwithstanding any other provision of this Disbursement Agreement, each of the Partnership and the Company hereby transfers, assigns and sets over all of its right, title and interest in and to all amounts deposited or held in the Tax Exempt Debt Service Reserve Account or the Qualifying Cost Subaccount under this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such amounts (as security agent for the Tax Exempt Trustee acting on behalf of the holders of the Tax Exempt Bonds). Neither the Partnership nor the Company shall have the right to withdraw monies from the Tax Exempt Debt Service Reserve Account or the Qualifying Cost Subaccount hereunder except to the extent such monies are disbursed by the Disbursement Agent pursuant to the terms of this Disbursement Agreement.

                  Section 3.12 Application of Buy-Down Amounts. (a) All Buy-Down Amounts shall be deposited by the Disbursement Agent in a separate trust account pending application as set forth in Section 3.12(b) and (c) of this Disbursement Agreement.

                  (b) Within thirty (30) days of receipt of any Buy-Down Amounts, the Disbursement Agent shall transfer such Buy-Down Amounts to the Collateral Agent for application as set forth in Section 6(f) of the Intercreditor Agreement.

                  (c) The provisions of Section 3.12(b) notwithstanding, the Disbursement Agent shall transfer any Buy-Down Amounts to the Completion Account if the Partnership delivers to the Disbursement Agent within the thirty (30) day period specified in Section 3.12(b) a certificate of an Authorized Representative of the Partnership (which has been confirmed in writing by the Independent Engineer, which confirmation shall not be unreasonably withheld or delayed) specifying that (i) the use of such Buy-Down Amounts together with available construction funds to make improvements to the Facility would not reasonably be expected to result in a projected average Senior Debt Service Coverage Ratio lower than the projected average Senior Debt Service Coverage Ratio the Partnership would have achieved for such period after taking into account (x) the application of such Buy-Down Amounts in accordance with Section 6 of the Intercreditor Agreement and (y) the performance of the Facility as evidenced by the performance tests upon which the obligation of the Contractor to pay such Buy-Down Amounts was based and (ii) the proposed improvements are technically feasible and are not reasonably expected to materially and adversely affect the operation or reliability of the Facility.

                  Section 3.13 Application of Accounts and Monies Following a Trigger Event. (a) If a Trigger Event under the Intercreditor Agreement shall have occurred and be continuing and the Collateral Agent has delivered written notice to the Disbursement Agent specifying that either (i) the written request of the Required Senior Creditors specified in Section 4(a) of the Intercreditor Agreement has been delivered to the Collateral Agent and not rescinded or (ii) such Trigger Event was caused by a Bankruptcy Event in respect of the Partnership or the Company, then the Disbursement Agent shall transfer all monies and investments held by the Disbursement Agent pursuant to this Disbursement Agreement in an Account or in the account specified in Section 3.12, to the Collateral Agent for application in accordance with Section 5 of the Intercreditor Agreement. Prior to such transfer, the Collateral Agent shall have no duties or responsibilities whatsoever in respect of the Accounts or the account specified in Section 3.12 or monies or investments therein or for the actions or omissions of the Disbursement Agent and the Collateral Agent may conclusively rely on the completeness and accuracy of any records or information delivered by the Disbursement Agent to the Collateral Agent. Upon receipt of the transfer referred to in this Section 3.13(a), the rights, powers, duties, obligations and indemnities of the Collateral Agent in respect of the Accounts and the accounts specified in Sections 3.12 and 3.14 hereof, shall be governed by the Intercreditor Agreement.

                  (b) If the Disbursement Agent shall have received notice, or otherwise become aware, of the occurrence of a Trigger Event under the Intercreditor Agreement, the Disbursement Agent shall exercise all rights available to it under the Equity Contribution Agreement and the

GE Capital Guaranty Agreement (in each case, in accordance with the terms thereof), and, following the receipt of the notice specified in Section 3.13(a) above, shall assign all such rights to the Collateral Agent on behalf of the Senior Secured Parties.

                  (c) The Collateral Agent shall deliver to the Disbursement Agent the written notice specified in Section 3.13(a) of this Disbursement Agreement within three (3) Business Days of its actual knowledge of the event giving rise to such notice.

                  Section 3.14 Debt Service Reserve Account and Tax Exempt Debt Service Reserve Account. (a) The Disbursement Agent is hereby appointed and shall be the depository, as security agent for the Trustee (on behalf of the holders of the Securities) for all revenues, receipts, monies, proceeds and other sums or instruments deposited or deemed deposited in the Debt Service Reserve Account hereinafter created. There is hereby established a separate trust account (the `Debt Service Reserve Account") which shall be held by the Disbursement Agent for the Trustee (on behalf of the holders of the Securities).

                  (b) The Disbursement Agent is hereby appointed and shall be the depository, as security agent for the Tax Exempt Trustee (on behalf of the holders of the Tax Exempt Bonds) for all revenues, receipts, monies, proceeds and other sums or instruments deposited or deemed deposited in the Tax Exempt Debt Service Reserve Account hereinafter created. There is hereby established a separate trust account (the "Tax Exempt Debt Service Reserve Account") which shall be held by the Disbursement Agent for the Tax Exempt Trustee (on behalf of the holders of the Tax Exempt Bonds). While the Securities are outstanding, amounts to be deposited in the Tax Exempt Debt Service Reserve Account shall at no time cause amount on deposit therein to exceed the Tax Exempt Bond DSR Maximum Allowed Amount and, thereafter, the Debt Service Reserve Account Maximum Balance.

                  (c) On the Closing Date the Partnership shall deliver, or cause to be delivered, to the Disbursement Agent the Debt Service Reserve Letter of Credit. The Disbursement Agent shall hold the Debt Service Reserve Letter of Credit as security agent for the Trustee (on behalf of the holders of the Securities) and the Tax Exempt Trustee (on behalf of the holders of the Tax Exempt Bonds). The Disbursement Agent is hereby authorized to submit sight drafts and other required documentation under the Debt Service Reserve Letter of Credit, in each case, when and to the extent permitted under the Debt Service Reserve Letter of Credit and for the purposes specified in this Section 3.14.

                  (d) Upon the occurrence of the Completion Date and submission of the certificate required by Section 3.5(a) of this Disbursement Agreement, the Debt Service Reserve Account shall be funded from monies available in the Construction Account for such purpose in accordance with Section 3.4(e) of this Disbursement Agreement in an amount up to the Debt Service Reserve Account Required Balance.

                  (e) On the Closing Date, the Disbursement Agent shall deposit in the Tax Exempt Debt Service Reserve Account an amount specified in writing by the Partnership as equal to ten percent (10%) of the aggregate principal amount of the Series 1994A Bonds. From time to time upon the sale of Series 1994B Bonds, the Disbursement Agent shall deposit in the Tax Exempt Debt Service Reserve Account an amount specified in writing by the Partnership as equal to ten percent (10%) of the aggregate principal amount of the Series 1994B Bonds so sold. Upon the occurrence of the Completion Date and submission of the certificate required by Section 3.5(a) of this Disbursement Agreement, the Tax Exempt Debt Service Reserve Account shall be funded from monies available in the Qualifying Cost Subaccount of the Construction Account for such purpose in accordance with Section 3.4(e) of this Disbursement Agreement in an amount up to the Tax Exempt Bond DSR Maximum Allowed Amount.

                  (f) Subsequent to the Completion Date, the Debt Service Reserve Account shall be funded from monies transferred by the Disbursement Agent pursuant to Section 3.10(a)(5) and (10) of this Disbursement Agreement.

                  (g) Subsequent to the Completion Date, the Tax Exempt Debt Service Reserve Account shall be funded from monies transferred by the Disbursement Agent pursuant to Section 3.10(a)(5) and (10) of this Disbursement Agreement.

                  (h) Notwithstanding any other provision of the Agreement to the contrary, when determining (i) if any amounts are required to be deposited (or the amount so required to be deposited) into the Debt Service Reserve Account from time to time, (ii) whether the Debt Service Reserve Account has deposited therein the Debt Service Reserve Account Maximum Balance or (iii) when determining the amount by which the Debt Service Reserve Account may be reduced from time to time, amounts on deposit in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account shall be aggregated with the Outstanding Amount of each Debt Service Reserve Letter of Credit.

                  (i) At any time after the first anniversary of the Completion Date, the amount which is the Debt Service Reserve Account Maximum Balance shall be reduced to an amount equal to Debt Service Reserve Account Required Balance by: first, causing a reduction in the Outstanding Amount of the Debt Service Reserve Letter of Credit, second, having the Disbursement Agent withdraw monies from the Debt Service Reserve Account, then, third, reducing Debt Service Reserve Account Security if the Partnership provides a letter from each of two of S&P, Moody's, Fitch or another nationally recognized rating agency (then currently rating the Securities) confirming that such reduction will not in and of itself result in (x) a downgrading of the rating on the Securities to below Investment Grade if such agency is then rating the Securities as Investment Grade, or (y) any downgrading of the rating on the Securities if the Securities are then rated as below Investment Grade by such agency. Monies withdrawn from the Debt Service Reserve Account pursuant to this Section 3.14(i) shall be deposited into the Revenue Account for application in accordance with Section
3.10 of this Disbursement Agreement.

                  (j) In the event that the Debt Service Reserve Account Maximum Balance has not been reduced to an amount equal to the Debt Service Reserve Account Required Balance in accordance with the immediately preceding paragraph, the Debt Service Reserve Account Maximum Balance shall, beginning on the tenth anniversary of the Completion Date, be reduced by $750,000 each month by: first, causing a reduction in the Outstanding Amount of the Debt Service Reserve Letter of Credit, then, second, withdrawing monies from the Debt Service Reserve Account, then third, reducing Debt Service Reserve Account Security until the amount on deposit in the Debt Service Reserve Account equals the Debt Service Reserve Account

Required Balance; provided however, that there shall be no reduction in the Debt Service Reserve Account Maximum Balance pursuant to this sentence unless the Partnership certifies (A)(1) that the average Total Debt Service Coverage Ratio for the two semi-annual payment periods immediately preceding the reduction date was equal to at least 1.2 to 1, and (2) based on projections prepared by the Partnership on a reasonable basis, that the average Total Debt Service Coverage Ratio for the current semi-annual payment period and the next succeeding semi-annual payment period is projected to be at least 1.2 to 1, (B) that since the Commercial Operation Date the budgeted Operating and Maintenance Costs in the Annual Operating Budgets have not on average been exceeded by more than fifteen (15) percent, and (C) the Facility's Capacity Billing Factor has averaged at least 87 percent since the Commercial Operation Date, excluding the first operating year after the Commercial Operation Date and any years during which the Facility was removed from service for scheduled major maintenance, and provided further that in any month after reductions in the Debt Service Reserve Account have been made pursuant to this sentence that the Partnership is not able to make the certifications required by clauses (A), (B) and (C) of this sentence, the Partnership shall be required to either (1) deposit up to $750,000 in the Debt Service Reserve Account or (H) cause the Outstanding Amount of the Debt Service Reserve Letter of Credit to be increased, so that in each case, amounts available in the Debt Service Reserve Account are equal to the Debt Service Reserve Account Maximum Balance as specified in Section 3.10(a)(10) of the Disbursement Agreement, except that the Partnership shall be permitted to reduce such monthly deposit by any amounts required in respect of any Partner's Income Tax Deficiency. Any monies resulting from a reduction of monies required to be held in the Debt Service Reserve Account pursuant to this Section 3.14(j) shall be transferred by the Disbursement Agent for deposit into the Revenue Account for application in accordance with Section 3.10 of this Disbursement Agreement.

                  (k) The Partnership may from time to time withdraw any amount of monies then on deposit in the Debt Service Reserve Account upon the delivery to the Disbursement Agent of (1) a Partner Letter of Credit, (ii) a Debt Service Reserve Account Guaranty, (iii) Debt Service Reserve Account Capital Infusion Arrangements or (iv) any combination of the foregoing in an aggregate amount equal to the amount to be withdrawn from the Debt Service Reserve Account on such date (any, or all, of the instruments described in (i), (ii), (iii) and (v), the "Debt Service Reserve Account Security"). Each Debt Service Reserve Account Security shall provide that (x) thirty (30) days prior to the expiration or termination of such Debt Service Reserve Account Security the provider thereof shall deliver written notice to the Disbursement Agent and the Partnership of such expiration or termination and (y) if the Partnership has not caused such expiring or terminating Debt Service Reserve Account Security to be replaced with cash and/or substitute Debt Service Reserve Account Security in an amount equal to the amount then available under such expiring or terminating Debt Service Reserve Account Security within ten (10) days prior to the expiration or termination of such Debt Service Reserve Account Security, the Disbursement Agent shall be entitled to draw or call on such expiring or terminating Debt Service Reserve Account Security in an amount equal to the amount available thereunder. The Disbursement Agent is hereby authorized and directed to take the actions specified in clause (y) of the preceding sentence.

                  (l) When there are insufficient monies in the Securities Account on any Interest Payment Date to pay the interest or principal then due on the Securities, the Disbursement Agent shall, in the following order of priority: first, transfer monies on deposit in the Debt Service

Reserve Account; second, call on any Debt Service Reserve Account Security (ratably, if more than one Debt Service Reserve Account Security has been provided, based on the ownership interest in the Partnership of the Partner on whose behalf such Debt Service Reserve Account Security was provided) in accordance with the terms and provisions thereof substitute for monies in the Debt Service Reserve Account; and third, draw on any Debt Service Reserve Letter of Credit in accordance with the terms and provisions thereof up to the amount available for such purpose thereunder, in each case, to the extent necessary to make such payment and transfer such monies to the Securities Account under the Indenture to be applied to make such payment.

                  (m) When there are insufficient monies in the Tax Exempt Bond Debt Service Fund on any Interest Payment Date to pay the interest or principal then due on the Tax Exempt Bonds, the Disbursement Agent shall, in the following order of priority: first, transfer monies on deposit in the Tax Exempt Debt Service Reserve Account; and second, draw on any Debt Service Reserve Letter of Credit in accordance with the terms and provisions thereof up to the amount available for such purpose thereunder, in each case, to the extent necessary to make such payment and transfer such monies to the Tax Exempt Bond Debt Service Fund under the Tax Exempt Indenture to be applied to make such payment.

                  (n) If the Disbursement Agent receives a written notice from the Partnership stating that there has been a reduction in the long-term debt rating of a Debt Service Reserve Letter of Credit Provider below "A" by S&P or "A2" by Moody's, or if a responsible officer of the Disbursement Agent otherwise becomes aware of such reduction, and the Debt Service Reserve Letter of Credit has not been replaced within the time period specified therefor, the Disbursement Agent shall draw on the affected Debt Service Reserve Letter of Credit in the amount necessary to fund, in the aggregate, the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account up to the Debt Service Reserve Account Maximum Balance (excluding the Debt Service Reserve Letter of Credit), whereupon the Disbursement Agent shall deposit the proceeds of such drawing ratably in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account (based on the then current shortfalls, if any, in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account (in each case excluding the Outstanding Amount of the Debt Service Reserve Letter of Credit)). The Partnership shall give the notice specified in this
Section 3.14(n) within three (3) Business Days of its actual knowledge of the event giving rise to such notice.

                  (o) If a Trigger Event under the Intercreditor Agreement shall have occurred and be continuing and the Collateral Agent has delivered written notice to the Disbursement Agent specifying that either (i) the written request of the Required Senior Creditors specified in Section 4(a) of the Intercreditor Agreement has been delivered to the Collateral Agent and not rescinded or (ii) such Trigger Event was caused by a Bankruptcy Event in respect of the Partnership or the Company, then the Disbursement Agent shall draw on the Debt Service Reserve Letter of Credit in an amount equal to the amount necessary to fund, in the aggregate, the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account up to the Debt Service Reserve Account Maximum Balance (excluding the Debt Service Reserve Letter of Credit), whereupon the Disbursement Agent shall distribute the proceeds of such drawing ratably to the Trustee and the Tax Exempt Trustee (based on the then current shortfalls, if any, in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account (in each case excluding the Outstanding Amount of the Debt Service Reserve Letter of Credit)).

                  (p) If the Disbursement Agent receives a notice from a Debt Service Reserve Letter of Credit Provider substantially in the form of Annex 4 to the Debt Service Reserve Letter of Credit, stating that the Debt Service Reserve Letter of Credit Provider shall terminate the Debt Service Reserve Letter of Credit on the date specified in such notice, the Disbursement Agent shall, within three (3) Business Days of receipt of such notice, draw on the Debt Service Reserve Letter of Credit in the amount necessary to fund, in the aggregate, the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account up to the Debt Service Reserve Account Maximum Balance (excluding the Debt Service Reserve Letter of Credit), whereupon the Disbursement Agent shall deposit the proceeds of such drawing ratably in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account (based on the then current shortfalls, if any, in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account (in each case excluding the Outstanding Amount of the Debt Service Reserve Letter of Credit).

                  (q) If, subsequent to the Commercial Operation Date, monies transferred to the Debt Service Reserve Letter of Credit Provider pursuant to
Section 3.10(a)(4)(v)(a) of this Disbursement Agreement are insufficient to repay the interest on any Debt Service Reserve LOC Loans due or becoming due on the first day of such month, the Disbursement Agent shall draw on the Debt Service Reserve Letter of Credit in amount equal to the amount of such shortfall and transfer such amount to the Debt Service Reserve Letter of Credit Provider as repayment (in whole or part) of such interest on such Debt Service Reserve LOC Loans. Notwithstanding the foregoing, in no event may any draw on the Debt Service Reserve Letter of Credit under this Section 3.14(q) individually or in the aggregate with all other such draws in any Fiscal Year, exceed $5,000,000.

                  (r) Net interest gained or received on investment of monies in the Debt Service Reserve Account shall be deposited in the Debt Service Reserve Account and be available for use as specified in this Section 3.14; provided, however, that such interest shall be transferred for deposit in the Revenue Account to the extent amounts on deposit after such transfer would otherwise exceed the Debt Service Reserve Account Maximum Balance.

                  (s) Net interest gained or received on investment of monies in the Tax Exempt Debt Service Reserve Account shall be deposited in the Tax Exempt Debt Service Reserve Account and be available for use as specified in this
Section 3.14; provided, however, that unless required to be transferred to the Tax Exempt Trustee for deposit in the Rebate Fund, such interest in excess of the Tax Exempt Bond DSR Maximum Allowed Amount (while the Securities are outstanding, and thereafter, the Debt Service Reserve Account Maximum Balance) shall be transferred to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Debt Service Fund.

                  (t) Each month (including on the Business Day prior to each Interest Payment Date) and immediately following any withdrawal, the Disbursement Agent shall "mark-to-market each Permitted Investment on deposit in the Debt Service Reserve Account and shall promptly thereafter notify the Partnership, the Trustee and the Independent Engineer as to the amount of any deficiency or surplus in the Debt Service Reserve Account as of such date based on such revaluation. Any deficiency shall be funded from the Revenue Account, as specified in Section 3.10(a)(5), and any surplus shall be deposited in the Revenue Account.

                  (u) Each month (including on the Business Day prior to each Interest Payment Date) and immediately following any withdrawal the Disbursement Agent shall "mark-to-market" each Investment Obligation on deposit in the Tax Exempt Debt Service Reserve Account and shall promptly thereafter notify the Partnership, the Tax Exempt Trustee and the Independent Engineer as to the amount of any deficiency or surplus in the Tax Exempt Debt Service Reserve Account as of such date based on such revaluation. Any deficiency shall be funded from the Revenue Account, as specified in Section 3.10(a)(5), and any surplus shall be transferred to the Tax Exempt Trustee for deposit in the Tax Exempt Debt Service Fund.

                  (v) The Trustee on behalf of the Holders of the Securities and the Tax Exempt Trustee on behalf of Holders of the Tax Exempt Bonds hereby acknowledge and agree that, FPL has, on the terms specified in the FPL Security Agreement, a junior lien and security interest in any monies maintained in the Debt Service Reserve Account or in the Tax Exempt Debt Service Reserve Account.

                  (w) The Disbursement Agent shall on each date funds are transferred pursuant to Section 3.10 or 3.11 provide written notice to the Debt Service Reserve Letter of Credit Provider of (i) the balances (both prior and subsequent to such transfers) in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account and (ii) the amount of the Debt Service Reserve LOC Provider Share, the Debt Service Reserve LOC Credit Amount, and the Debt Service Reserve Account Share, as each term is defined in Section 3.10(a)(5) of this Disbursement Agreement.

                  (x) Unless otherwise specifically provided for in this Disbursement Agreement, when required to make deposits into both the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account, the Disbursement Agent shall make such deposits ratably between the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account based on the shortfall in each such account, where, solely for such purposes, the amount required to be on deposit in the Tax Exempt Debt Service Reserve Account is the Tax Exempt Bond DSR Maximum Allowed Amount and the amount required to be on deposit in the Debt Service Reserve Account is the Debt Service Reserve Account Maximum Balance (after giving effect to Section 3.14(h) of this Disbursement Agreement).

                  Section 3.15 Debt Acquisition Account. (a) The Disbursement Agent is hereby appointed and shall be security agent for the Senior Parties (as defined in the Intercreditor Agreement) for all monies held in the Debt Acquisition Account. On the Closing Date, the Debt Acquisition Account shall be funded from proceeds from the sale of the Securities in an amount equal to the outstanding indebtedness of the Partnership (other than indebtedness relating to the Series 1992A Bonds, the Series 1992B Bonds and the Financing Liabilities). Monies in the Debt Acquisition Account shall be used by the Disbursement Agent on behalf of the Senior Parties to acquire such outstanding indebtedness in whole and in an amount equal to the principal amount of, accrued interest on, and other amounts due in respect of such indebtedness.

                  (b) On the Closing Date, the Disbursement Agent shall transfer monies from the Debt Acquisition Account in an amount specified in writing by the Partnership to the account or accounts specified by the Partnership for use in accordance with Section 3.15(a).

                  (c) On the Closing Date, the Partnership shall deliver to the Disbursement Agent a certificate executed by an authorized representative of the Partnership setting forth the amount of the outstanding indebtedness of the Partnership (other than indebtedness relating to the Series 1992A Bonds, the Series 1992B Bonds and the Financing Liabilities) and setting forth the information required in Section 3.15(b).

                  (d) On the Closing Date and following the transfer of monies to be made pursuant to Section 3.15(b), the Disbursement Agent shall transfer any monies remaining in the Debt Acquisition Account to the Construction Account for application in accordance with Section 3.4 of this Disbursement Agreement.

                  Section 3.16 Monthly Reports by Disbursement Agent. On or prior to the tenth (10th) Business Day of each month, the Disbursement Agent shall furnish the Partnership a statement of activity in all of the accounts and funds created under this Disbursement Agreement.

                  Section 3.17 Special Payments. Notwithstanding anything to the contrary in this Disbursement Agreement or in any other Financing Document, in the event of the refinancing and/or replacement of the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement, and/or the Working Capital Facility as permitted under the Financing Documents, upon delivery by the Partnership of a certificate setting forth the information described in the following clauses (a) and (b), the Disbursement Agent shall, on the date specified by the Partnership in such certificate, (a) transfer to the Revenue Account from the account(s) specified by the Partnership the amount(s) specified by the Partnership and (b) transfer from the Revenue Account to the account(s) specified by the Partnership the amount(s) specified by the Partnership; provided that such amounts shall be applied by the Partnership solely to (x) repayment of principal, accrued interest, fees and other expenses in respect of the credit facility or credit facilities being refinanced or replaced and (y) payment of reasonable fees and expenses of the Partnership (including fees and expenses of counsel) incurred in connection with such refinancing or replacement.

                                   ARTICLE IV.
                     COLLATERALIZATION OF LETTERS OF CREDIT

                  Section 4.1 FPL Termination Fee Letter of Credit. (a) Subsequent to the Commercial Operation Date and upon the occurrence of:

                           (i) the Disbursement Agent's receipt of a written notice from the Partnership to the effect that the Facility has failed to deliver any Energy (as defined in the Power Purchase Agreement) (an "Energy Collateralization Event") to FPL for 6 consecutive months (provided, however, such period shall be extended to 12 consecutive months if (X) the Partnership determines that major equipment, including, but not limited to, the boiler or the turbine generator, needs replacement, (Y) the Partnership demonstrates to FPL, in writing, that such major equipment does need replacing, and (Z) FPL concurs in writing in such determination); or

                           (ii) the Disbursement Agent's receipt of a written notice from the Partnership to the effect that the Facility has failed for any 12 consecutive months to maintain a Capacity Billing Factor of at least 55% (a "CBF Collateralization Event"); or

                           (iii) the Disbursement Agent's receipt of a written notice from the Partnership to the effect that the Partnership has failed to give FPL adequate assurance that it is in compliance with any material provision of the Power Purchase Agreement not specifically referenced in Section 3.5 of the Power Purchase Agreement within 15 calendar days after FPL has given notice in writing to the Partnership of noncompliance of such material provision (an "Adequate Assurance Collateralization Event");

then the Disbursement Agent shall, provided that the Partnership certificate referred to in Section 5.24 of the Indenture has been delivered to the Disbursement Agent, transfer monies from the Partnership Distribution Account to the Termination LOC Collateralization Fund on the Interest Payment Date next succeeding the date on which the Disbursement Agent receives a notice specified in (i), (ii) or (iii) above in an amount up to the then issued amount of the FPL Termination Fee Letter of Credit (which such amount may not exceed $50,000,000). Upon receipt of a written notice or notices from the LOC Provider (which such notice or notices shall be contemporaneously delivered by the LOC Provider to the other Senior Secured Parties) executed by an Authorized Officer of the LOC Provider to the effect that FPL has made a Drawing (as defined in the Reimbursement Agreement) on the FPL Termination Fee Letter of Credit, each such notice to specify the amount of such Drawing honored by the LOC Issuing Bank, the Disbursement Agent shall distribute to the LOC Provider from the Termination LOC Collateralization Fund the amount of the Drawing specified in such notice as having been honored.

                  (b) Notwithstanding the provisions of Section 4.1(a), the Disbursement Agent shall wire transfer the monies from the Termination LOC Collateralization Fund to an account specified by the Partnership if:

                           (i) in respect of an Energy Collateralization Event, the Partnership delivers written notice (accompanied by appropriate supporting documentation) to the Disbursement Agent that the Facility has delivered Energy to FPL and the Partnership has received payment therefor from FPL within the twelve (12) month period (or eighteen (18) month period, as the case may be) provided for in
         Section 3.5.4 of the Power Purchase Agreement; or

                           (ii) in respect of a CBF Collateralization Event, the Partnership delivers written notice (accompanied by appropriate supporting documentation) to the Disbursement Agent that the Facility has, within the twenty-seven (27) month period provided for in Section
         3.5.5 of the Power Purchase Agreement, maintained a monthly Capacity Billing Factor of at least 55% for at least one (1) month during such period and that within six (6) weeks of doing so either (i) FPL confirms in writing to the Partnership that the Partnership has cured its failure to maintain the required monthly Capacity Billing Factor or
         (ii) FPL has not discontinued payments under the Power Purchase Agreement and has not notified the Partnership in writing that the Partnership has not cured its failure to maintain the required monthly Capacity Billing Factor, or

                           (iii)    in respect of an Adequate Assurance
         Collateralization Event, the Partnership delivers written notice (accompanied by appropriate supporting documentation) to the Disbursement Agent that the Partnership has responded to the notice given by FPL within fifteen (15) days of its receipt thereof and that within six (6) weeks of the Partnership's response either (i) FPL has confirmed to the Partnership in writing that the Partnership has cured any noncompliance or (ii) FPL has not discontinued payments under the Power Purchase Agreement and has not notified the Partnership in writing that the Partnership has failed to cure such noncompliance.

                  Section 4.2 ESA Letter of Credit. (a) Upon the Disbursement Agent's receipt of a written notice from the Partnership that the Partnership has received from LDC a notice of Steam Delivery Default pursuant to the Energy Services Agreement, the Disbursement Agent shall, provided that the Partnership certificate referred to in Section 5.24 of the Indenture has been delivered to the Disbursement Agent, transfer monies from the Partnership Distribution Account to the ESA LOC Collateralization Fund on the Interest Payment Date next succeeding the date on which the Disbursement Agent receives the notice specified above in an amount up to the then Outstanding Amount of the ESA Letter of Credit (which such amount may not exceed $10,000,000) less any amount then on deposit in the ESA LOC Collateralization Fund. Upon receipt of a written notice or notices from the LOC Provider (which such notice or notices shall be contemporaneously delivered by the LOC Provider to the other Senior Secured Parties) executed by an Authorized Officer of the LOC Provider to the effect that LDC has made a Drawing (as defined in the Reimbursement Agreement) on the ESA Letter of Credit, each such notice to specify the amount of such Drawing honored by the LOC Issuing Bank, the Disbursement Agent shall distribute to the LOC Provider from the ESA LOC Collateralization Fund the amount of the Drawing specified in such notice as having been honored.

                  (b) Notwithstanding the provisions of Section 4.2(a), the Disbursement Agent shall wire transfer the monies from the ESA LOC Collateralization Fund to an account specified by the Partnership if the Partnership provides written notice to the Disbursement Agent that (i) the Steam Delivery Default referred to in Section 4.2(a) is cured (provided that (A) such monies are not otherwise required to remain in the ESA LOC Collateralization Fund pursuant to Section 4.3 and (B) no event that would require the funding of the ESA LOC Collateralization Fund pursuant to Section 3.10(a)(5A2) has occurred and is continuing), such notice from the Partnership to be accompanied by a writing from LDC meeting the requirements of Section 12.2(b)(1) of the Energy Services Agreement or (ii) the ESA Letter of Credit has been terminated or expired by its terms without a Drawing thereunder.

                  Section 4.3 Fuel Supply Coverage Event. (a) Upon the Disbursement Agent's receipt of a written notice from the LOC Provider and the Debt Service Reserve LOC Provider that there has occurred and is continuing a Fuel Supply Coverage Event, the Disbursement Agent shall, provided that the Partnership certificate referred to in Section 5.24 of the Indenture has been delivered to the Disbursement Agent, transfer monies on the Interest Payment Date next succeeding the date on which the Disbursement Agent receives the notice specified above (unless such notice is received on an Interest Payment Date in respect of an Indexation Event, in which case such transfer shall be made on such Interest Payment Date) from the Partnership Distribution Account
(i) first, to the DSR LOC Collateralization Fund in an amount up to the then Outstanding Amount of the Debt Service Reserve Letter of Credit (which such amount may not exceed $29,925,906) less (A) any amount then on deposit in the DSR LOC Collateralization Fund and (B) any amount then on deposit in the trust account described in Section 3.10(d)(ii) of this Disbursement Agreement, and (ii) second, to (A) the ESA LOC Collateralization Fund in an amount up to the then Outstanding Amount of the ESA Letter of Credit (which such amount may not exceed $10,000,000) less any amount then on deposit in the ESA LOC Collateralization Fund, and (B) the QF LOC Collateralization Fund in an amount up to the then Outstanding Amount of the FPL QF Letter of Credit (which such amount may not exceed $5,000,000) less any amount then on deposit in the QF LOC Collateralization Fund and, in the cases of clauses (ii)(A) and (B) above, less (without duplication) any amount then on deposit in the trust account described in Section 3.10(d)(i) of this Disbursement Agreement; provided, however, that if monies in the Partnership Distribution Account are insufficient on any date to make the payments specified in this Section 4.3(a), distribution of monies shall be made first, to the recipient specified in Section 4.3(a)(i) up to the maximum amount required thereunder and, second, ratably to the recipients specified in Sections 4.3(a)(ii)(A) and (B), based on the respective amounts owing such recipients; provided further that with respect to any Fuel Supply Coverage Event that is an Indexation Event, the Disbursement Agent shall not transfer any monies to the DSR LOC Collateralization Fund, the ESA LOC Collateralization Fund, or the QF LOC Collateralization Fund to the extent such monies were credited to the Revenue Account prior to the date of this Disbursement Agreement. Upon receipt of a written notice or notices from the Debt Service Letter of Credit Provider or the LOC Provider, as applicable (which such notice or notices shall be contemporaneously delivered by the Debt Service Letter of Credit Provider or the LOC Provider, as applicable, to the other Senior Secured Parties), executed by an Authorized Officer of the Debt Service Letter of Credit Provider or the LOC Provider, as applicable, to the effect that the beneficiary of its letter of credit described above in this Section 4.3(a) has made a Drawing (as defined in the Debt Service Reserve LOC Reimbursement Agreement or the Reimbursement Agreement, as applicable) on such letter of credit, each such notice to specify the amount of such Drawing honored by the DSR LOC Issuing Bank or the LOC Issuing Bank, as applicable, the Disbursement Agent shall distribute to the Debt Service Letter of Credit Provider or the LOC Provider, as applicable, from the DSR LOC Collateralization Fund, the ESA LOC Collateralization Fund, or the QF LOC Collateralization Fund, as applicable, the amount of the Drawing specified in such notice as having been honored.

                  (b) Notwithstanding the provisions of Section 4.3(a), the Disbursement Agent shall wire transfer the monies (i) from the DSR LOC Collateralization Fund, the ESA LOC Collateralization Fund, and the QF LOC Collateralization Fund to an account specified by the Partnership if the Partnership provides written notice to the Disbursement Agent, together with a written acknowledgment to the Disbursement Agent signed by the Debt Service Reserve LOC Provider and the LOC Provider (such acknowledgment not to be unreasonably withheld), that a Fuel Supply Release Event has occurred (provided that, (A) in the case of the ESA LOC Collateralization Fund, (1) such monies are not otherwise required to remain therein pursuant to Section 4.2 and (2) no event that would require the funding of the ESA LOC Collateralization Fund pursuant to Section 3.10(a)(5A2) has occurred and is continuing, and (B) in the case of the QF LOC Collateralization Fund, no event that would require the funding of the QF LOC Collateralization Fund pursuant to Section 3.10(a)(5A2) has occurred and is continuing), and (ii) from the DSR LOC Collateralization Fund, the ESA LOC Collateralization Fund, or the QF LOC Collateralization Fund, as applicable, to an account specified by the Partnership if the Partnership provides written notice to the Disbursement Agent, together with a written acknowledgment to the Disbursement Agent signed by the Debt Service Reserve Letter of Credit Provider or LOC Provider, as applicable, that the Debt Service Reserve Letter of Credit, the ESA Letter of Credit, or the FPL QF Letter of Credit has been terminated or expired by its terms without a Drawing thereunder.

                  Section 4.4 Replacement of Performance Letters of Credit. At any time after the occurrence of an event that would require the funding of the ESA LOC Collateralization Fund or the QF LOC Collateralization Fund pursuant to
Section 3.10(a)(5A2), the Disbursement Agent shall wire transfer the monies from the ESA LOC Collateralization Fund and the QF LOC Collateralization Fund, as applicable, to an account specified by the Partnership if the Partnership provides written notice to the Disbursement Agent (acknowledged in writing to the Disbursement Agent by the Engineering Advisor and the LOC Provider) that the ESA Letter of Credit and/or the FPL QF Letter of Credit, as applicable, will be reinstated or replaced in accordance with the terms of the Financing Documents; provided, however, that (a) in the case of the ESA LOC Collateralization Fund, such monies are not otherwise required to remain therein pursuant to Section 4.2 or 4.3, and (b) in the case of the QF LOC Collateralization Fund, such monies are not otherwise required to remain therein pursuant to Section 4.3.

                                   ARTICLE V.
                                  INVESTMENTS

                  Section 5.1 Investment of Monies. (a) Amounts deposited in the Accounts, the LOC Provider Funds, the Qualifying Cost Subaccount, the DSR LOC Provider Funds, the Debt Service Reserve Account, the Tax Exempt Debt Service Reserve Account and each other account or fund created hereunder (unless expressly stated otherwise), at the written request and direction of the Partnership, shall be invested by the Disbursement Agent in Permitted Investments (except that monies contained in the Tax Exempt Debt Service Reserve Account or the Qualifying Cost Subaccount shall be invested only in Investment Obligations). Such investments shall mature in such amounts and not later than such times as may be necessary to provide monies when needed to make payments from such monies as provided in this Disbursement Agreement. Net interest or gain received from such investments shall be applied as provided in this Disbursement Agreement. Absent written instructions from the Partnership, the Disbursement Agent shall invest the amounts held in the Accounts, the LOC Provider Funds, the Qualifying Cost Subaccount, the Debt Service Reserve Account, the Tax Exempt Debt Service Reserve Account and the DSR LOC Provider Funds and each other account or fund created hereunder, in Permitted Investments described in clause (i) of such definition.

                  (b) So long as an outstanding balance shall remain in the Accounts or the LOC Provider Funds or the Qualifying Cost Subaccount or the DSR LOC Provider Funds or the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account or any other account or fund created hereunder, the Disbursement Agent shall provide the Partnership and the Independent Engineer with monthly statements showing the amount of all receipts, the net investment income or gain received and collected, all disbursements and the amount then available in each Account and the LOC Provider Funds, the Qualifying Cost Subaccount, the DSR LOC Provider Funds and each other account or fund created hereunder.

                  (c) The Partnership shall (i) calculate or cause to be calculated the Rebate Amount in respect of monies held in the Qualifying Cost Subaccount, the Tax Exempt Debt Service Reserve Account and the Tax Exempt Bond Debt Service Fund (to the extent required) and shall pay to the federal government at such times as required under the Code an amount equal to the Rebate Amount in respect of monies held in the Qualifying Cost Subaccount, the Tax Exempt Debt Service Reserve Account and the Tax Exempt Debt Service Fund and
(ii) in respect of the monies held in the Qualifying Cost Subaccount, the Tax Exempt Debt Service Reserve Account and the Tax Exempt Debt Service Fund, comply with the requirements of the Code relating to the investment restrictions on the proceeds (as defined in the Code) of the Tax Exempt Bonds held in the Qualifying Cost Subaccount, the Tax Exempt Debt Service Reserve Account and the Tax Exempt Debt Service Fund.

                  Section 5.2 Valuation and Sale of Investments. (a) Obligations purchased as an investment of monies in any Account, LOC Provider Fund, DSR LOC Provider Fund, the Debt Service Reserve Account, the Tax Exempt Debt Service Reserve Account or any other separate account or fund created under the provisions of this Disbursement Agreement shall be deemed at all times to be a part of such account or fund and, unless otherwise specified herein, any profit realized from the liquidation of such investment shall be credited to such Account, LOC Provider Fund, DSR LOC Provider Fund, Debt Service Reserve Account, Tax Exempt Debt Service Reserve Account or such other separate account or fund, and any loss resulting from the liquidation of such investment shall be charged to the respective Account, LOC Provider Fund, DSR LOC Provider Fund, Debt Service Reserve Account, Tax Exempt Debt Service Reserve Account or such other separate account or fund.

                  (b) The Disbursement Agent shall determine the value of all investments in any of the LOC Provider Funds on the Completion Date and thereafter on the last Business Day of each month with any deficit in any LOC Provider Fund balance to be funded from Project Revenues in accordance with
Section 3.10 hereof and any investments valued in excess of the amounts required to be on deposit in an LOC Provider Fund shall be liquidated and the amount of such excess shall be deposited in the Revenue Account.

                  (c) The Disbursement Agent shall determine the value of all investments in any of the DSR LOC Provider Funds on the Completion Date and thereafter on the last Business Day of each month with any deficit in any DSR LOC Provider Fund balance to be funded from Project Revenues in accordance with
Section 3.10 hereof and any investments valued in excess of the amounts required to be on deposit in a DSR LOC Provider Fund shall be liquidated and the amount of such excess shall be deposited in the Revenue Account.

                  (d) The Disbursement Agent shall determine the value of all investments in any of the Accounts on the Completion Date and thereafter on the last Business Day of each month with any deficit in any Account balance to be funded from Project Revenues in accordance with Section 3.10 hereof and any investments valued in excess of the amounts required to be on deposit in an Account shall be liquidated and the amount of such excess shall be deposited in the Revenue Account.

                  (e) The Disbursement Agent shall determine the value of all investments in the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account in accordance with Section 3.14 of this Disbursement Agreement.

                  (f) In computing the amount in any Account, LOC Provider Fund, DSR LOC Provider Funds, Debt Service Reserve Account, Tax Exempt Debt Service Reserve Account or other separate account or fund created under the provisions of this Disbursement Agreement for any purpose provided in this Disbursement Agreement, obligations purchased as an investment of monies therein shall be valued at the market value of such obligations, exclusive of accrued interest.

                                   ARTICLE VI.
                             THE DISBURSEMENT AGENT

                  Section 6.1 Actions Hereunder. (a) The Disbursement Agent is hereby authorized and directed to make the deposits, transfers and disbursements of funds prescribed by this Disbursement Agreement. No deposits, transfers or disbursements of funds received and held by it pursuant to this Disbursement Agreement shall be made otherwise than as provided by this Disbursement Agreement.

                  (b) The Senior Secured Parties hereby designate and appoint the Disbursement Agent to act as the security agent for the Senior Secured Parties in connection with the Equity Contribution Agreement and the GE Capital Guaranty Agreement. Each of the Senior Secured Parties hereby authorizes the Disbursement Agent, as the security agent for the Senior Secured Parties, to execute the Equity Contribution Agreement and the GE Capital Guaranty Agreement and take such actions on behalf of the Senior Secured Parties under the provisions thereof and of this Disbursement Agreement and to exercise such powers and perform such duties as are expressly granted to the Disbursement Agent by the terms thereof and of this Disbursement Agreement, together with such other powers as are reasonably incidental thereto. The Disbursement Agent shall give notice to the Senior Secured Parties and the Collateral Agent of any action taken under the Equity Contribution Agreement and the GE Capital Guaranty Agreement; such notice shall be given prior to the taking of such action unless the Disbursement Agent determines that to do so would be detrimental to the interest of the Senior Secured Parties, in which event such notice shall be given promptly after the taking of such action.

                  (c) The Disbursement Agent shall be entitled to conclusively rely upon and to act and refrain from acting in reliance upon any written requisition, notice, request, consent, certificate, order, affidavit, letter, telegram or other document furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or sent by the purported proper party; and the Disbursement Agent shall not be liable for anything it may do or refrain from doing in connection with its duties or obligations hereunder except as a result of its own negligence or willful misconduct. The Disbursement Agent shall not be under any duty to give the funds deposited with it hereunder any greater degree of care than it gives its own property and shall not be required to invest any funds held hereunder except as directed in accordance with this Disbursement Agreement. This Disbursement Agreement sets forth all of the duties of the Disbursement Agent and no implied duties or obligations shall be read into this Disbursement Agreement against the Disbursement Agent. The Disbursement Agent may consult with counsel and shall not be liable for anything it may do or refrain from doing in good faith in accordance with the written advice of such counsel so long as the Disbursement Agent shall have exercised reasonable care in selecting such counsel.

                  Section 6.2 Compensation. The Partnership shall pay to the Disbursement Agent, as compensation for its services hereunder, an annual fee mutually agreed upon by the Partnership, the Senior Secured Parties and the Disbursement Agent and set forth in a letter signed by each of them, and shall reimburse the Disbursement Agent for its reasonable out-of pocket costs and expenses (including the reasonable fees and expenses of its counsel) incurred by it in the performance of its obligations hereunder.

                  Section 6.3 Successors. Any corporation or association into which the Disbursement Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Disbursement Agent hereunder, without the execution or filing of any agreement, document or instrument or any further act, deed or conveyance on the part of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 6.4 Resignation. The Disbursement Agent may at any time resign by giving written notice to the Partnership and the Senior Secured Parties. Such resignation shall not take effect until the appointment of a successor Disbursement Agent. The Disbursement Agent may be removed by the Required Senior Creditors at any time, with the reasonable consent of the Partnership, by an instrument in writing delivered to the Disbursement Agent and the Partnership, by the Senior Secured Parties.

                  Section 6.5 Appointment of Successor. In case the Disbursement Agent shall give notice of its resignation or be removed, or shall be dissolved, or shall be in the course of dissolution or liquidation, or shall otherwise be or become incapable of acting as Disbursement Agent, or in case it shall be taken under the control of any public officer or officers, or of a receiver or similar officer appointed by a court, a successor (which shall be reasonably satisfactory to the Partnership) shall be appointed by the Senior Secured Parties. Written notice of such appointment shall immediately be given by the Senior Secured Parties to the Partnership. Any successor Disbursement Agent shall execute and deliver an instrument accepting such appointment and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor, with like effect as if originally named as Disbursement Agent, but such predecessor shall nevertheless, on the written request of the Senior Secured Parties or of the successor, execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in such successor all rights, powers, duties and obligations of such predecessor. If no successor Disbursement Agent has accepted appointment in the manner provided above within sixty (60) days after the Disbursement Agent has given notice of its resignation as provided in Section 6.4, the Disbursement Agent may petition any court of competent jurisdiction for the appointment of a temporary successor Disbursement Agent; provided, however, that any Disbursement Agent so appointed shall immediately and without further act be superseded by a Disbursement Agent appointed by the Senior Secured Parties as provided in this Section 6.5.

                  Section 6.6 Indemnification. Each of the Partnership and the Company hereby assumes liability for and agrees to indemnify, protect, save and keep harmless the Disbursement Agent and its respective successors, assigns, agents and servants, from and against any and all claims, liabilities, losses, costs and expenses (including reasonable legal fees) that may be imposed on, incurred by, or asserted against, at any time, the Disbursement Agent (whether or not also indemnified against by any other Person under any contract, agreement, document or instrument) and in any way relating to or arising out of the execution and delivery of this Disbursement Agreement, the establishment of the Accounts, the acceptance of deposits, the mating of investments, the retention of money and securities or the proceeds thereof and any payment, transfer, deposit, disbursement or other application of money or securities by the Disbursement Agent in accordance with the provisions of this Disbursement Agreement, or as may arise by reason of any act, omission or error of the Disbursement Agent made in good faith in the proper conduct of its duties and obligations; except that neither the Partnership nor the Company shall be required to indemnify, protect, save and keep harmless the Disbursement Agent against its own negligence or willful misconduct. The indemnities contained in this Section 6.6 shall survive the termination of this Disbursement Agreement.

                                  ARTICLE VII.
                                  TERMINATION

                  Section 7.1 Termination. This Disbursement Agreement shall terminate December 31, 2025 unless a "Default" or an "Event of Default" under any of the Financing Documents shall have occurred and be continuing at such time, in which event this Disbursement Agreement shall terminate on the date no such Default or Event of Default is continuing. Upon such termination, the Senior Secured Parties, at the request and expense of the Partnership, will execute and deliver the proper instruments acknowledging the termination of this Disbursement Agreement, and will, and will direct the Disbursement Agent to, duly assign, transfer and deliver to the Partnership, as may be requested in a written notice from the Partnership, and without recourse and without any representation or warranty, all monies on deposit in any of the accounts created hereunder and in possession of the Disbursement Agent, to the extent such monies have not theretofore been otherwise applied or released pursuant to this Disbursement Agreement.

                                  ARTICLE VIII.
                               GENERAL PROVISIONS

                  Section 8.1 Severability. Any term or provision of this Disbursement Agreement which is invalid, illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, prohibition or unenforceability without invalidating the remaining terms and provisions hereof, and any such invalidity, illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render prohibited or unenforceable such term or provision in any other jurisdiction.

                  Section 8.2 Separate Counterparts. This Disbursement Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 8.3 Benefit of Agreement. All covenants, agreements, conditions, obligations, liabilities, terms and provisions contained herein shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns. Nothing in this Disbursement Agreement, whether express or implied, shall be construed to give any Person other than the parties hereto any legal, equitable or other right, privilege, remedy, claim or demand to, under or in respect of this Disbursement Agreement or any of the Accounts maintained hereunder.

                  Section 8.4 Amendments, Waivers, etc. Except for amendments provided for in Section 11.9 of the Principal Indenture, no amendment or modification of any provision of this Disbursement Agreement shall be effective unless (i) approved in writing by the Required Senior Creditors, (ii) the LOC Provider and the Debt Service Reserve Letter of Credit Provider shall have received written notice of such amendment or modification at least 15 days prior to the effectiveness thereof, and (iii) if such amendment or modification would reasonably be expected to have a material effect on the LOC Provider, or the Debt Service Reserve Letter of Credit Provider, the LOC Provider or the Debt Service Reserve Letter of Credit Provider, as the case may be, shall have approved such amendment (which approval shall not be unreasonably withheld); provided, however, that no consent of (nor, for the avoidance of doubt, any Senior Creditor Certificate from) the Required Senior Creditors pursuant to clause (i) above (or, for the avoidance of doubt, any consent of the Trustee, the Tax Exempt Trustee, or the IDA) shall be required for purposes of any amendment or modification of any provision of this Disbursement Agreement to the extent that (1) such amendment or modification concerns the termination, amendment, modification, or replacement of any of the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement, or the Working Capital Facility to reflect a substitute provider(s) of any such facility and (2) such amendment or modification is permitted under Section 5.14(b) of the Indenture or
Section 6.19(b) of the Authority Loan Agreement, as applicable, without the consent of any such Person, and in such case the Collateral Agent and the Disbursement Agent may conclusively rely on the certificates of the Partnership given pursuant to such Sections 5.14(b) and 6.19(b) and shall enter into such amendment or modification of this Disbursement Agreement. Notwithstanding the foregoing, no such amendment or modification shall affect the rights, duties, obligations or liabilities of the Disbursement Agent without the written consent of the Disbursement Agent.

                  Section 8.5 Headings: Table of Contents. The headings of the various Sections herein, and the table of contents hereof, are for convenience of reference only and shall not define or limit or in any way affect the construction or application of any of the terms or provisions hereof.

                  Section 8.6 Governing Law. THIS DISBURSEMENT AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE OF THIS DISBURSEMENT AGREEMENT, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                  Section 8.7 Notices. All notices and other communications provided for hereunder shall be given as provided in Section 17 of the Intercreditor Agreement.

                  Section 8.8 Nonrecourse Liability. Satisfaction of the obligations of the Partnership and the Company under this Disbursement Agreement shall be had solely from the assets of the Partnership and the Company. The liability of the Partners with respect to the obligations of the Partnership and the Company under this Disbursement Agreement is limited to any unpaid capital contributions required by the Equity Contribution Agreement, and no recourse shall be held in the event of any non-performance by the Partnership or the Company of any such obligations to (i) any assets or properties of the Partners of the Partnership other than their respective interests in the Collateral and other than with respect to any unpaid capital contributions required by the Equity Contribution Agreement, or (ii) any Partner or any Affiliate of any Partner or the Partnership or the Company or any incorporators or any of the officers, directors, employees or stockholders of the Partners or the Partnership or the Company or any Affiliate of any Partner or the Partnership or the Company, and no judgment for any deficiency upon the obligations of the Partnership under the Disbursement Agreement shall be obtainable by the Disbursement Agent, the Collateral Agent or any Senior Secured Party against any Partner or any Affiliate of the Partnership or any Partner or any incorporator, stockholder, officer, employee or director, past, present or future, of any Partner or any Affiliate of any Partner or the Partnership.

                  Section 8.9 Termination of Existing Providers. Each of the parties hereto agrees that as of the date hereof, all obligations and commitments (i) of Credit Suisse First Boston (as successor to Credit Suisse) acting through its New York Branch as LOC Provider and Working Capital Provider arising under the Original Disbursement Agreement are terminated and are of no further force and effect and (ii) of BNP Paribas (as successor to Banque Nationale de Paris) as Debt Service Reserve Letter of Credit Provider arising under the Original Disbursement Agreement are terminated and of no further force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Disbursement Agreement. to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                        INDIANTOWN COGENERATION, L.P.

                                        By:  /s/ F. JOSEPH FEYDER
                                             -----------------------------------
                                             Name: F. Joseph Feyder
                                             Title: Vice President

                                        INDIANTOWN COGENERATION,
                                        FUNDING CORPORATION

                                        By:  /s/ JOHN C. BARPOULIS
                                             -----------------------------------
                                             Name: John C. Barpoulis
                                             Title: Vice President and Treasurer

                                        THE BANK OF NEW YORK, as
                                        Tax Exempt Trustee

                                        By:  /s/ SHERYL LEAR
                                             -----------------------------------
                                             Name: Sheryl Lear
                                             Title: Agent

                                        THE BANK OF NEW YORK, as Trustee

                                        By:  /s/ SHERYL LEAR
                                             -----------------------------------
                                             Name: Sheryl Lear
                                             Title: Agent

                                        THE BANK OF NEW YORK, as
                                        Disbursement Agent

                                        By:  SHERYL LEAR
                                             -----------------------------------
                                             Name: Sheryl Lear
                                             Title: Agent

                                        CREDIT LYONNAIS NEW YORK BRANCH, as
                                        LOC Provider

                                        By:  /s/ JAMES F. GUIDERA
                                             -----------------------------------
                                             Name: James F. Guidera
                                             Title: Senior Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH, as
                                        Working Capital Provider

                                        By:  /s/ JAMES F. GUIDERA
                                             -----------------------------------
                                             Name: James F. Guidera
                                             Title: Senior Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH, as
                                        Debt Service Reserve Letter of Credit
                                        Provider

                                        By:  /s/ JAMES F. GUIDERA
                                             -----------------------------------
                                             Name: James F. Guidera
                                             Title: Senior Vice President

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as
                                        Collateral Agent

                                        By:  /s/ RICHARD L. BUCKWALTER
                                             -----------------------------------
                                             Name: Richard L. Buckwalter
                                             Title: Vice President

                                        MARTIN COUNTY INDUSTRIAL
                                        DEVELOPMENT AUTHORITY

                                        By:  /s/ TED ASTOLFI
                                             -----------------------------------
                                             Name: Ted Astolfi
                                             Title: Secretary

                                        By:  /s/ JOHN E. TRANTER
                                             -----------------------------------
                                             Name: John E. Tranter
                                             Title: Chairman

                                        ACKNOWLEDGED AND AGREED SOLELY FOR
                                        PURPOSES OF SECTION 8.9 HEREOF as of
                                        the date first above written:

                                        CREDIT SUISSE FIRST BOSTON
                                        (as successor to CREDIT SUISSE)
                                        acting through its New York Branch,
                                        as LOC Provider and Working Capital
                                        Provider under the Original
                                        Disbursement Agreement

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        BNP PARIBAS (as successor to BANQUE
                                        NATIONALE DE PARIS), as Debt Service
                                        Reserve Letter of Credit Provider
                                        under the Original Disbursement
                                        Agreement

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                        By:  ___________________________________
                                             Name:
                                             Title:

                                                         EXHIBIT A

                                                         Requisition No. _______
                                                         Date:  _______

                               FORM OF REQUISITION

                          NATIONSBANK OF FLORIDA, N.A.
                               One Financial Plaza
                                   13th Floor
                         Fort Lauderdale, Florida 33394

                  Reference is hereby made to that certain Disbursement Agreement, dated as of November 1, 1994, among Indiantown Cogeneration, L.P. (the "Partnership"), Indiantown Cogeneration Funding Corporation, NationsBank of Florida, N.A., as Trustee, NationsBank of Florida, N.A., as Tax Exempt Trustee, Credit Suisse, as LOC Provider, Credit Suisse, as Working Capital Provider, Banque Nationale de Paris, as Debt Service Reserve Letter of Credit Provider, Bankers Trust Company, as Collateral Agent, Martin County Industrial Development Authority, and NationsBank of Florida, N.A., as Disbursement Agent (the "Disbursement Agent") (as the same may be amended, modified or supplemented from time to time, the "Disbursement Agreement"). Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Disbursement Agreement.

                  The Partnership hereby requests, pursuant to Section 3.4(b) of the Disbursement Agreement, that the Disbursement Agent make a disbursement from the Construction Account in the aggregate amount of $ _________ (the "Requested Disbursement").

                  Of such Requested Disbursement, $ _________ shall be disbursed from the Construction Account, $ _________ shall be disbursed from the Qualifying Cost Subaccount and $ _________, shall be disbursed from funds transferred by Equity Lender.

                  The date that the Requested Disbursement is to be made is _________. All monies released pursuant to this Requisition shall be secured by the Security Documents, including, without limitation, the Mortgage.

                  Proceeds of the Requested Disbursement shall be used as follows:

Cash to be Paid to Contractor                     $ ______________

Cash to be Paid to the Senior Secured Parties     $ ______________

Cash to be Paid to TIFD in respect of the Equity
Loan Agreement                                    $ ______________

Cash to be Paid to Trustee for deposit in the
Securities Construction Interest Account          $ ______________

Cash to be Paid to Tax Exempt Trustee for
Deposit in the Tax Exempt Bond Construction
Interest Account                                  $ ______________

Cash for Other Project Costs                      $ ______________

Total Funds This Requisition                      $ ______________

Total Tax Exempt Funding to Date                  $ ______________

Total Equity Funding to Date                      $ ______________

Total Securities Funding to Date                  $ ______________

Total Funding to Date                             $ ______________

                  Cash disbursement instructions for the Requested Disbursement are set forth in Annex 1 hereto.

                  The undersigned, an Authorized Representative of Partnership hereby certifies, in connection with this Requisition, that:

                  (a) the proceeds of the Requested Disbursement will be used solely to pay Project Costs;

                  (b) all work performed to date has been satisfactorily performed in a good and workmanlike manner and according to the Construction Contract;

                  (c) undisbursed funds in the Construction Account, together with funds available from the Equity Loan Agreement or other available sources, are reasonably expected to be sufficient to complete the Facility according to the Construction Contract by the Date Certain;

                  (d) no Event of Default under the Indenture has occurred and is continuing;

                  (e) all proceeds of prior requisitions have been expended or applied pursuant to provisions of the Indenture and the Approved Project Construction Budget and the items for which amounts are requested in the subject requisition have not been the basis for a previous requisition;

                  (f) required insurance, material Governmental Approvals, and necessary Project Contracts are in full force and effect; and

                  (g) the representations set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7 and 3.9 of the Indenture (including the same as incorporated with modifications into the Debt Service Reserve LOC Reimbursement Agreement, the Reimbursement Agreement and the Working Capital Facility) are true and correct in all material respects.

                  This Requisition is accompanied by the following items:

                  (a) if any amount of the Requested Disbursement is to be applied to any payment under the Construction Contract, a payment request under the Construction Contract (which request is attached hereto), approved by the Partnership;

                  (b) if any amount of the Requested Disbursement is to be applied to the payment of a Project Cost other than the payment of interest, fees, expenses or other costs required to be paid by the Partnership under the Disbursement Agreement or the Construction Contract, a statement of the Partnership detailing such amounts and describing the services rendered, together with attached bills for individual Project Costs in excess of $50,000, except for estimated amounts which represent a Project Cost which as of the date of this Requisition is not due and payable but which will become due and payable prior to the next scheduled requested disbursement ("Estimated Project Costs") and for which bills for such Estimated Project costs will be attached to the next Requisition for individual Project Costs in excess of $50,000; and

                  (c) bills for any Project Costs required to be attached to this Requisition pursuant to clause (b) above which as of the date of the last Requisition were Estimated Project Costs.

                  A certificate of the Independent Engineer, substantially in the form of Exhibit A hereto, will be submitted to the Disbursement Agent by the time required under the Disbursement Agreement.

                  The Partnership hereby certifies that all conditions precedent to the Requested Disbursement as set forth in the Disbursement Agreement have been satisfied.

                  With respect to monies to be withdrawn from the Qualifying Cost Subaccount of the Construction Account, the Partnership does hereby represent and certify to the Authority and the Disbursement Agent that:

                           (1) Prior to the date hereof, the Partnership has expended amounts or estimates to expend amounts within forty-five
         (45) days from the date hereof equal to an aggregate of $_______, as costs in connection with the Tax Exempt Project, all in accordance with
         Schedule I attached hereto and made a part hereof.

                           (2) Each amount to be paid is a Cost of the Tax Exempt Project, has been properly incurred or is estimated to be properly incurred within forty-five (45) days from the date hereof by the Partnership, is a Proper Charge (as defined in the Tax Exempt Indenture) against the Qualifying Cost Subaccount of the Construction Account, is due and unpaid or unreimbursed or will be due and unpaid or unreimbursed within such forty-five (45) day period, has not been the basis of any previously paid requisition, has accrued or will accrue within such forty-five (45) day period under the relevant agreement and the amount to be paid does not exceed the obligation on account of which the payment is made.

                           (3) Payment of this requisition will not cause the statements contained in the Authority Loan Agreement to become untrue, and the amounts remaining in the Qualifying Cost Subaccount of the Construction Account after payment of this requisition, together with amounts available to the Partnership under the Indenture or otherwise, will be sufficient to complete the acquisition, construction and equipping of the Tax Exempt Project.

                           (4) No-default or Event of Default has occurred and is continuing under the Authority Loan Agreement and each representation and warranty of the Partnership under the Authority Loan Agreement is true and correct in all material respects as of the date of such requisition.

                           (5) No amount to be requisitioned, if the payment is a reimbursement to the Partnership for costs or expenses incurred by reason of work performed by officers or employees of the Partnership or any of its affiliates or related persons (within the meaning of Section 144(a)(3) of the Code), exceeds the actual cost thereof to the Partnership or any of its affiliates.

                           (6) This requisition contains no request for payment on account of any portion of such obligation which the Partnership is, as of the date of such requisition, entitled to retain under any retained percentage agreement.

                           (7) In the event that a previous requisition was submitted based on estimated costs, $_______ of such moneys have been expended with respect to such costs and the proofs of payment relating thereto for items each in an amount greater than $50,000 are attached.

                           (8) The Partnership hereby certifies that insofar as the amount covered by the above requisition includes payments to be made for work, labor, services, materials, supplies and/or equipment in connection with the acquisition, construction, renovation and installation of the Tax Exempt Project, such labor and/or services were actually accomplished or performed in a satisfactory manner or will be accomplished or performed within forty-five (45) days from the date hereof and such material, supplies and/or equipment were ordered or will be ordered within forty-five (45) days from the date hereof and the payment therefor is due or will be due within forty-five (45) days of the date hereof, the material, supplies and/or equipment were actually used in or about the construction or will be used in or about the construction, were installed or will be installed within forty-five (45) days of the date hereof or were delivered or will be delivered within forty-five (45) days from the date hereof at the site of the Tax Exempt Project (or in the case of fabricated materials, at such other place of storage as the Partnership has approved) for that purpose and that the item of equipment with respect to which any payment is requested constitutes Tax Exempt Project equipment.

                                        INDIANTOWN COGENERATION, L.P.

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                                                       EXHIBIT B

                          INDIANTOWN COGENERATION, L.P.

                            Exhibit A to Requisition

                  STONE & WEBSTER MANAGEMENT CONSULTANTS, INC., as the Independent Engineer, hereby certifies, in connection with the Requisition (Requisition No. _____ of Indiantown Cogeneration, L.P., a Delaware limited partnership ("Partnership"), dated ______ 199___, that:

                           (1) the Facility is likely to achieve the Commercial Operation Date by the Date Certain[ ] [; and]

                           [Include items (2) and (3) if any amount of the Requested Disbursement is to be applied to any payment under the Construction Contract.]

                           (2) the Work (as defined in the Construction Contract) required to be completed by the date hereof has actually been completed; and

                           (3) Contractor has made satisfactory progress in accordance with the Milestone Schedule (as defined in the Construction Contract).

                           Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Disbursement Agreement.

                                    STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.

                                    By: ________________________________________
                                         Name:
                                         Title:

                                    Dated: _____________________________________

                                                      EXHIBIT C

                                                      Requisition No.___________
                                                      Date: ____________________

            FORM OF REQUISITION/DISBURSEMENT FROM RESTORATION ACCOUNT

                              THE BANK OF NEW YORK
                               One Financial Plaza
                                   13th Floor
                         Fort Lauderdale, Florida 33394

                  Reference is hereby made to that certain Amended and Restated Disbursement Agreement, dated as of October 10, 2003, among Indiantown Cogeneration, L.P. (the "Partnership"), Indiantown Cogeneration Funding Corporation, The Bank of New York, as Trustee, The Bank of New York, as Tax Exempt Trustee, Credit Lyonnais New York Branch, as LOC Provider, Credit Lyonnais New York Branch, as Working Capital Provider, Credit Lyonnais New York Branch, as Debt Service Reserve Letter of Credit Provider, Deutsche Bank Trust Company Americas, as Collateral Agent, Martin County Industrial Development Authority and The Bank of New York, as Disbursement Agent (the "Disbursement Agent") (as the same may be amended, modified or supplemented from time to time, the "Disbursement Agreement'). Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Disbursement Agreement

                  The Partnership hereby requests, pursuant to Section 3.7(b) of the Disbursement Agreement, that the Disbursement Agent make a disbursement from the Restoration Account in the aggregate amount of $___________ (the "Requested Disbursement").

                  The date that the Requested Disbursement is to be made is, ___________. Cash disbursement instructions for the Requested Disbursement are set forth in Annex 1 hereto.

                  All monies released from the Restoration Account pursuant to this Requisition shall be secured by the Security Documents, including, without limitation, the Mortgage.

                  The undersigned, an Authorized Representative of the Partnership hereby certifies, in connection with this Requisition, that the proceeds of the Requested Disbursement will be used solely for the payment (or reimbursement, to the extent the same have been paid or satisfied by the Partnership) of the costs of repair and replacement of the

                  Project or portion thereof that has been affected by an Event of Loss or an Event of Eminent Domain.

                  The Requested Disbursement, together with all other such requisitions in the current Fiscal Year, total $_______________ in the aggregate and the approval of the Independent Engineer hereto [is/is not] required.

                  The Partnership hereby certifies that all conditions precedent to the Requested Disbursement as set forth in the Disbursement Agreement have been satisfied.

                                          INDIANTOWN COGENERATION, L.P.

                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                          Dated: _______________________________

Approved this ________ day of ____________, _________(1)

STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.

By: ___________________________________________

Name: _________________________________________

Title: ________________________________________

--------

(1) Required only if aggregate amount of disbursements requested in any one Fiscal Year exceeds $5,000,000.

                                                      EXHIBIT D

                                                      Date: ____________________

                          FORM OF TRANSFER CERTIFICATE,

                              The Bank of New York
                                 Trust Division
                             10161 Centurion Parkway
                           Jacksonville, Florida 32256

                  Reference is hereby made to that certain Amended and Restated Disbursement Agreement, dated as of October 10, 2003, among Indiantown Cogeneration, L.P. (the "Partnership"), Indiantown Cogeneration Funding Corporation, The Bank of New York, as Trustee, The Bank of New York, as Tax Exempt Trustee, Credit Lyonnais New York Branch, as LOC Provider, Credit Lyonnais New York Branch, as Working Capital Provider, Credit Lyonnais New York Branch, as Debt Service Reserve Letter of Credit Provider, Deutsche Bank Trust Company Americas, as Collateral Agent, Martin County Industrial Development Authority and The Bank of New York, as Disbursement Agent (the "Disbursement Agent") (as the same may be amended, modified or supplemented from time to time, the "Disbursement Agreement"). Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Disbursement Agreement.

                  The Partnership hereby directs, pursuant to Section 3.10 of the Disbursement Agreement, that the following amounts be transferred by the Disbursement Agent from the Revenue Account:

                  1) $_________, to the Working Capital Provider, as the amount payable for principal of, interest on or fees or other charges relating to the Working Capital Facility;

                  2) $_________, to the Partnership for payment of Operation and Maintenance Costs in accordance with the approved Annual Operating Budget;

                           a)       $_________, to the Local Bank Account;

                           b)       $_________, to the Citibank Disbursement
                                    Account;

                  3) $_________, to the Trustee, as the amount due and payable to the Trustee as fees, costs and expenses owed to the Trustee under the Indenture;

                  4) $_________, to the Tax Exempt Trustee, as the amount due and payable to the Tax Exempt Trustee as fees, costs and expenses owed to the Tax Exempt Trustee under the Tax Exempt Indenture;

                  5) $_________, to the Disbursement Agent, as the amount due and payable to the Disbursement Agent as fees, costs and expenses owed to the Disbursement Agent under the Disbursement Agreement;

                  6) $_________, to the Collateral Agent, as the amount due and payable to the Collateral Agent as fees, costs and expenses owed to the Collateral Agent under the Intercreditor Agreement;

                  7) $_________, to the LOC Provider, as the amount due and payable to the LOC Provider as administrative fees, costs and expenses owed to the LOC Provider under the Reimbursement Agreement;

                  8) $_________, to the Debt Service Reserve Letter of Credit Provider, as the amount due and payable to the Debt Service Reserve Letter of Credit Provider as administrative fees, costs and expenses owed to the Debt Service Reserve Letter of Credit Provider under the Debt Service Reserve LOC Reimbursement Agreement;

                  9) $_________, to the Trustee for deposit in the Securities Account;

                  10) $_________, to the Tax Exempt Trustee for deposit in the Tax Exempt Bond Debt Service Fund;

                  11)      $_________, to the LOC Provider as interest on LOC
                           Loans;

                  12) $_________, to the LOC Reimbursement Fund with respect to principal on LOC Loans;

                  13) $_________, to the LOC Reimbursement Fund with respect to commitment, letter of credit and fronting fees;

                  14) $_________, to the Debt Service Reserve Letter of Credit Provider as interest on Debt Service Reserve LOC Loans;

                  15) $_________, to the Debt Service Reserve LOC Reimbursement Fund with respect to commitment, letter of credit and fronting fees;

                  16) $_________, to the Debt Service Reserve Letter of Credit Provider with respect to interest on Reserve Bonds;

                  16A) $________, to the Debt Service Reserve LOC Reimbursement Fund with respect to principal on Reserve Bonds;

                  17) $_________, to the Debt Service Reserve Letter of Credit Provider with respect to the outstanding principal amount of any unreimbursed drawings or loans resulting from unreimbursed drawings on the Debt Service Reserve Letter of Credit;

                  18) $_________, to the Disbursement Agent for deposit in the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account, as necessary to replenish any amounts previously withdrawn therefrom and not replaced;

                  19) $_________, to the Disbursement Agent to fund the Debt Service Reserve Account and the Tax Exempt Debt Service Reserve Account in an aggregate amount up to the Debt Service Reserve Account Required Balance;

                  19A) $_________, to the LOC Provider with respect to the outstanding principal amount of any unreimbursed drawings under any Letter of Credit or any outstanding LOC Loans;

                  19B) $_________, to the Disbursement Agent to fund the ESA LOC Collateralization Fund and/or the QF LOC Collateralization Fund, as applicable;

                  20)      $_________, to the Subordinated Debt Account;

                  21)      [Reserved];

                  22)      $_________, to the Operator;

                  23)      $_________, to the Manager;

                  24) $_________, to the Disbursement Agent for deposit in the Debt Service Reserve Account or the Tax Exempt Debt Service Reserve Account, until such accounts have deposited therein in the aggregate the Debt Service Reserve Account Maximum Balance;

                  25)      [Reserved];

                  26) $_________, to the Partnership as an amount that will be used against the purchase of Securities by the Partnership; and

                  27)      $_________, to the Partnership Distribution Account.

                  28) $_________, to the Tax Exempt Trustee for deposit in the Rebate Fund.

                                               INDIANTOWN COGENERATION, L.P.

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

                                               Dated: __________________________